UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Citizens First Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 150
Bowling Green, Kentucky  42103

April 8, 2015

Dear Shareholder:

You are cordially invited to attend our annual meeting of shareholders, which will be held at the Warren County Public Library, Bob Kirby Branch, 175 Iron Skillet Court, Bowling Green, Kentucky, on Wednesday, May 20, 2015, at 10:00 a.m. local time.  I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting.  We will also report on our operations for the year ended December 31, 2014 and the first quarter of 2015.  Your attention is directed to the proxy statement accompanying the notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

In order that your Citizens First Corporation Common Stock may be represented at the annual meeting, please vote by telephone, over the Internet or by mailing your proxy card.  This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs.  If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,

/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

CITIZENS FIRST CORPORATION

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2015

The 2015 Annual Meeting of Shareholders of Citizens First Corporation will be held on Wednesday, May 20, 2015 at 10:00 a.m. local time at the Warren County Public Library, Bob Kirby Branch, 175 Iron Skillet Court, Bowling Green, Kentucky, for the following purposes:

(1)                                 To elect three persons to serve as Class III directors for three year terms ending in 2018 and until their successors are elected and qualify;

(2)                                 To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)                                 To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement that accompanies this notice;

(4)                                 To approve the Citizens First Corporation 2015 Incentive Compensation Plan;

(5)                                 To transact any other business as may properly come before the meeting or any adjournments of the meeting.

March 27, 2015 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting.  Only holders of Common Stock of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible or vote by telephone or over the Internet in accordance with the instructions on the proxy card.  If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.

/s/ M. Todd Kanipe
M. Todd Kanipe
President and Chief Executive Officer

Bowling Green, Kentucky

April 8, 2015

CITIZENS FIRST CORPORATION
1065 Ashley Street, Suite 150
Bowling Green, Kentucky  42103

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on May 20, 2015

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2015 Annual Meeting of Shareholders (the “Meeting”) of Citizens First Corporation (the “Company”) to be held at 10:00 a.m. local time on Wednesday, May 20, 2015 at the Warren County Public Library, Bob Kirby Branch, 175 Iron Skillet Court, Bowling Green, Kentucky, and at any adjournments thereof.

The purposes of the Meeting are (i) to elect three Class III directors, (ii) to ratify the appointment of the Company’s independent registered public accounting firm, (iii) to approve, on a non-binding and advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement, (iv) to approve the Citizens First Corporation 2015 Incentive Compensation Plan, and (v) to transact such other business as may properly be brought before the Meeting.

The close of business on March 27, 2015 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.  This proxy statement and the accompanying proxy card are being first sent or given to shareholders on or about April 8, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 20, 2015:

The Company’s notice of annual meeting, this proxy statement, the proxy card and the annual report to shareholders are available on the Internet at http://www.astproxyportal.com/ast/19059/

As of the close of business on March 27, 2015, the Company had 1,968,777 shares of common stock, no par value (“Common Stock”), issued and outstanding, and 250 shares of Cumulative Convertible Preferred Stock, no par value (“Preferred Stock”), issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters that may come before the Meeting.  Pursuant to the Company’s Articles of Incorporation, none of the issued and outstanding shares of Preferred Stock entitle a holder thereof to a vote on any of the matters to be presented at the Meeting.

IMPORTANT MEETING AND VOTING INFORMATION

Voting Procedures

A proxy card for use at the Meeting accompanies this proxy statement.  If you are a shareholder entitled to vote as of the record date, you may vote (i) by attending the Meeting and voting in person, (ii) by following the instructions on the proxy card for voting by telephone or over the Internet, or (iii) by signing, dating and mailing in your proxy card.  If you hold shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.  If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.

The deadline for submitting a proxy by telephone or via the Internet as a shareholder of record is 11:59 p.m., Central Time, on May 19, 2015.  For shareholders whose Common Stock is registered in the name of a broker, financial institution or other nominee, please consult the instructions provided by your nominee for information about the deadline for submitting a proxy by telephone or via the Internet.

If You Vote by Telephone or on the Internet, You Do NOT Need to Return Your Proxy Card.

If you properly vote and submit your proxy card, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon.  If no contrary directions are given, the shares will be voted:

•                                          FOR the election of the nominees for director named in this proxy statement;

•                                          FOR the ratification of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

•                                          FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in this proxy statement;

•                                          FOR approval of the Citizens First Corporation 2015 Incentive Compensation Plan; and

•                                          In the discretion of the persons appointed as proxies as to all other matters properly brought before the Meeting and any adjournments thereof.

If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted FOR a substitute nominee selected by the Board of Directors.

Revocability of Proxies

You can revoke your proxy at any time before it is voted by delivering to the Secretary of the Company, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103, either a written revocation of the proxy or a duly executed proxy bearing a later date, or by casting a new vote by telephone or Internet (only your last proxy submitted prior to the Meeting will be counted).  You may also revoke your proxy by attending the Meeting and voting in person.

Shareholder Approval Requirements

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company as of the record date will constitute a quorum for the transaction of business at the Meeting. Proxies that are returned to us where brokers have received instruction to vote on one or more proposals but do not vote on other proposals are referred to as “broker non-votes”. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Under the rules of the New York Stock Exchange, if your broker does not receive instructions from you, your broker will not be able to vote your shares with respect to non-routine matters.  The election of directors, the proposal to approve, on a non-binding, advisory basis, the compensation of the

Company’s named executive officers as disclosed in this proxy statement, and the proposal to approve the Citizens First Corporation 2015 Incentive Compensation Plan are considered non-routine under the rules of the New York Stock Exchange and failure to instruct your broker on how to vote on these matters will result in a broker non-vote.  Therefore, it is very important you instruct your broker how you wish your shares to be voted on these matters.  The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 is considered routine and therefore your broker may vote your shares even if your broker does not receive instructions from you.

Under Kentucky law, the affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Meeting is required for the election of directors, which means the nominees who receive the largest number of properly cast votes will be elected as directors.  A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum.  Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected. So long as a quorum is present, a broker non-vote will have no effect on the approval of the nominees to the Company’s Board of Directors.

The advisory approval of the compensation of the Company’s named executive officers and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year will be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it.  The proposal to approve the Citizens First Corporation 2015 Incentive Compensation Plan will pass if a majority of the votes cast on the proposal are cast for approval of the plan.  Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate and will have no impact on the outcome of any matter.

Directions to 2015 Annual Meeting of Shareholders

Our Meeting will be held at 10:00 a.m., local time, on Wednesday, May 20, 2015 at the Warren County Public Library, Bob Kirby Branch, 175 Iron Skillet Court, Bowling Green, Kentucky.  If you need directions, please contact us at 270-393-0700.

Proxy Solicitation

Although the Company does not currently plan to engage a proxy solicitation firm, the Company will pay the cost of proxy solicitation.  Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise.  We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of Common Stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

Shareholder Proposals for Next Year’s Meeting

Any proposal that a shareholder may desire to be included in the Board of Directors’ proxy statement for presentation at the 2016 annual meeting of shareholders must be received not later than December 4, 2015 in order to be considered for inclusion.  All such proposals should be sent to the Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.  After this date, a shareholder who intends to raise a proposal to be acted upon at the 2016 annual meeting of shareholders but who does not desire to include the proposal in the 2016 proxy statement must inform the Company in writing no later than March 20, 2016 (or, if less than sixty days’ notice or prior public disclosure of the date of the meeting is given to shareholders, then not later than the close of business on the 10th day following the date of such notice or prior public disclosure).  Shareholder proposals submitted after March 20, 2016 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2016 annual meeting of shareholders.  If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year’s annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that each of the following directors is “independent,” within the meaning of Nasdaq Listing Rule 5605(a)(2):  Barry D. Bray, Sarah Glenn Grise, Chris B. Guthrie, James R. Hilliard, Amy Milliken, Steve Newberry, Jack Sheidler, John Taylor and Kevin Vance.

Under Nasdaq Listing Rule 5605(a)(2), directors may not be determined to be independent if they are an executive officer or have been employed by a company within the three years preceding the determination of independence.  In addition, a director may not be considered independent if the director received more than $120,000 in compensation (other than director fees, certain deferred compensation and retirement payments) from the Company for any twelve-month period during the preceding three years.

In its independence determination, the Board considered that directors, family members of directors and companies in which they serve as executives or controlling shareholders have various banking relationships, including loan and deposit relationships, with our subsidiary, Citizens First Bank (the “Bank”), and that such services are provided on non-preferential terms generally available to other customers.  Loans that are made to such persons do not involve, at the time made, more than the normal risk of collectability or present other unfavorable features to the Bank.  See “Certain Relationships and Related Transactions.”

Director Qualifications and Evaluation of Candidates

The Company’s Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for Board membership.  The candidates nominated to serve as directors will, at a minimum, in the Governance Committee’s judgment,

•                                          fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,

•                                          possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

•                                          be able to represent the interests of the Company and all of its shareholders.

In addition to the general skills stated above, the directors must not have any interests that would materially impair their ability to exercise independent judgment, or otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders.  Also, it is the Company’s policy that directors may not stand for or be nominated for election as a director for any term that begins after the director reaches age 75.

The Company does not have a formal diversity policy for nominees.  However, the Board seeks members with diverse professional backgrounds and the Board also reviews the requisite skills and characteristics of Board members as well as the composition of the Board as a whole.

Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community or academic endeavors.  Our directors have sound judgment as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Given the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing the Company.  These experiences make each of our directors well qualified to be a member of the Company’s Board of Directors.  For a discussion of the specific backgrounds and qualifications of our current directors, see “Proposal No. 1: Election of Directors” on page 8 of this proxy statement.

Process for Identifying Candidates

The Governance Committee seeks to identify potential candidates for membership on the Board of Directors through existing members of the Board, senior management and other members of the communities served by the Company.  The Governance Committee will also consider nominees proposed by the Company’s shareholders in accordance with the provisions contained in the Company’s Bylaws.  Under the Bylaws, any shareholder may nominate a person for election to the Company’s Board at the annual meeting of shareholders, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders.  Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our Common Stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.  In addition, the nominating shareholder must provide his or her name and address and the number of shares of our Common Stock beneficially owned by the shareholder.  The Board evaluates and will consider nominees recommended by shareholders on the same basis as nominees recommended by any other source.

Director Stock Ownership Guidelines

The Board of Directors believes that directors more effectively represent the Company’s shareholders, whose interests they are charged with protecting, if they are shareholders themselves. Therefore, the Board adopted director stock ownership guidelines applicable to all directors, effective January 1, 2011. All directors are required to beneficially own a number of shares of the Company’s Common Stock equal in value to fifty percent of their potential compensation for services as a director during their three year term. All but one of the Company’s directors are in compliance with the Company’s minimum stock ownership guidelines.

Board Leadership Structure

In accordance with our Bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons.  The Board does not have a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee.  Under its charter, the Governance Committee periodically reviews and recommends to the Board the leadership structure of the Board.  Currently, the positions of Chief Executive Officer and Chairman are held by separate persons.  After careful consideration, the Governance Committee has determined that the current Board structure separating the Chief Executive Officer and Chairman positions is the most appropriate leadership structure for the Company and its shareholders.

Executive sessions, or meetings of outside directors without management present, are held at regular intervals for both the Board and the Committees.  Mr. Sheidler, as the Chairman of the Company, serves as the presiding director of the executive session meetings of the non-management directors of the Board.  The Board meets in executive session a minimum of four times each year and generally meets on a monthly basis.

While the Board of Directors does not have a lead independent director, it believes that having a majority of independent directors, an independent committee system and periodic meetings of non-management directors in executive session permit the Board to maintain effective oversight of the Company’s management.  The Board of Directors periodically reviews its leadership structure to ensure that it meets the Company’s needs.

Board’s Role in Risk Oversight

The Board is charged with providing oversight of the Company’s risk management process.  Given the importance of the Bank’s operations and the possible impact on us of risks associated with Bank activities, we have adopted a risk management oversight structure designed to ensure that all significant risks are actively monitored by the Board or a Board-level committee. All members of our Board of Directors are also members of the Board of Directors of the Bank.

Role of the Audit Committee. The Audit Committee of the Board assists the Board in fulfilling its responsibility to oversee our risk management framework and associated policies and practices.  The Audit Committee’s role is to oversee and monitor management’s implementation of our risk-management process; management is responsible for establishing and maintaining an effective risk management framework.

The Audit Committee coordinates its oversight of enterprise risk with the Bank’s Loan Committee (which oversees certain aspects of credit and concentration risk); the Asset Liability Committee (which oversees aspects of liquidity and interest rate risk); and the Compensation Committee (which oversees incentive compensation risk).

In carrying out its responsibilities, the Audit Committee works closely with the Company’s risk management officers.  Our Chief Risk Officer is the chair of the Risk Management Committee and is the individual designated by the Board to administer our risk management program. Primary responsibilities of the Committee, which are discharged by the Chief Risk Officer, include: (i) general oversight of risk; (ii) establishment of appropriate policies and procedures relating to risk management; (iii) monitoring the effectiveness of risk management programs; (iv) monitoring significant risk exposure, as well as the potential financial and other impacts from such risks; (v) staying informed on the Company’s conditions to identify potential future risks and ensure plans are in place to mitigate risk; and (vi) initiating corrective actions with management in any area of risk deemed appropriate by the Committee.  Risk assessment, an ongoing process conducted by lines of business managers and Committee members, includes risk ranking the issues identified to determine if there are current or anticipated high, moderate or low risks for the Company.  The outcomes of the risk ranking determine the type of risk mitigation and monitoring to effectively manage the risk.

In addition to the Risk Management Committee’s general risk oversight role, responsibility for detailed oversight of specific types of risks has been delegated to various Board committees, as follows:

Internal Control Risk. In addition to its oversight of all aspects of our annual independent audit and the preparation of our financial statements, the Audit Committee has been assigned responsibility for oversight of risks associated with internal controls, legal risks, compliance with applicable laws and regulations, ensuring the establishment and implementation of codes of conduct and overseeing response to reports of examination.

Market/Interest Rate/Liquidity Risks. The Asset Liability Committee has been charged with overseeing management of our interest rate, liquidity, currency and similar market risks. In fulfilling its responsibilities the Committee oversees the implementation of our asset liability management policies and activities undertaken in connection with such policies. The Asset Liability Committee monitors our liquidity positions and liquidity risk management activities, interest rate risk management process and overall interest rate risk profile, the sensitivity of earnings under varying interest rate scenarios and considers the risks associated with potential changes in market interest rates. The Asset Liability Committee also monitors economic and interest rate trends with a view toward limiting any potential adverse impact on our earnings.

Credit Risk. The Bank’s Loan Committee oversees and monitors risk related to the Bank’s lending activities. Among other things, it reviews and approves lending strategies and policies; approves asset quality standards with respect to all lending areas, including standards for loan concentrations and liquidity; and monitors concentrations of credit by product, industry and geographic area. The Committee approves appropriate general underwriting policies with respect to all lending areas and monitors adherence to such policies; and approves credit policies. The Committee also monitors asset quality trends, reviews classified loans, charge-offs and delinquencies and approves strategies and policies regarding the acquisition, management and disposition of foreclosed property.

Risks Associated with Compensation Programs. The Compensation Committee has responsibility for oversight of our various compensation programs. As part of its duties, the Compensation Committee is responsible for evaluating whether any of these programs contain features that promote excessive risk-taking by employees, either individually or as a group.

Communications with Members of the Board

Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications.  Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.  Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

Code of Ethics

The Board of Directors has adopted a Code of Ethics that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees.  The purpose of the Code of Ethics is to, among other things, provide written standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct.  A copy of the Code of Ethics can be obtained on the Company’s website at www.citizensfirstbank.com.  In addition, the Company will provide to any person without charge, upon request, a copy of the Company’s Code of

Ethics.  Requests should be directed to Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.

Board Member Attendance at Annual Meeting

We encourage each member of the Board of Directors to attend the annual meetings of shareholders.  All but one of our directors attended the 2014 annual meeting of shareholders.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Articles of Incorporation and Bylaws currently provide that the Board of Directors shall consist of not less than seven nor more than eighteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable.  Presently, the Board has eleven members, with Class I and Class II each consisting of four directors and Class III consisting of three directors.

The terms of Class III directors, James R.  Hilliard, M. Todd Kanipe and Kevin Vance expire at the Meeting.  The Governance Committee has recommended, and the Board has approved, the nomination of James R. Hilliard, M. Todd Kanipe and Kevin Vance for election at the Meeting to another three year term.  All of the nominees have agreed to serve if elected.  With each shareholder having one vote per share of Common Stock to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

Unless a proxy is marked otherwise, it is the intention of the persons named in the proxy to vote the shares represented thereby in favor of the election of the Class III directors named below.  The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director.  If any nominee should become unavailable before the Meeting, the persons named in the enclosed proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors.

All of the Company’s directors also currently serve as directors of the Bank.

The Board of Directors unanimously recommends that you vote “FOR” each of the director nominees.

Nominees for Election to the Board

The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions for SEC reporting companies held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualification, attributes or skills that caused the Governance Committee and the Board to determine that the person should serve as a director for the Company.

Class III Directors-Terms to Expire in 2018

James R. Hilliard (58)	Director since 2009

Since 1995, Mr. Hilliard has served as Regional President of AirGas USA, LLC, a distributor of welding gases and supplies headquartered in Radnor, Pennsylvania.  He has served in various capacities with that company and its predecessors since 1975.  Mr. Hilliard is President of the Jerry E. Baker Foundation in Bowling Green, Kentucky.  He received a Bachelor of Science degree in Business Administration from Western Kentucky University in 1982.  Mr. Hilliard has extensive knowledge and leadership experience having served as the president of a large industrial company for over 20 years.

M. Todd Kanipe (46)	Director since 2009

Mr. Kanipe was appointed President and Chief Executive Officer of the Company and the Bank in June 2009. Mr. Kanipe has over 24 years of banking experience, having joined the Company in 1999 as Vice President and Trust Relationship Manager.  In 2004, he was named Executive Vice President, Credit Administration of the Company and the Bank.  Mr. Kanipe also served as Executive Vice President, Finance from January 2008 to September 2008.  Prior to joining the Company, he was a senior relationship manager with Trans Financial Bank. Mr. Kanipe is active in the Bowling Green community, having served on the board of directors of American Red Cross and Big Brothers & Sisters.  Mr. Kanipe is a graduate of Western Kentucky University where he earned a Bachelor of Science degree in Finance.  He is a graduate of the Cannon Personal Trust School and the Kentucky Schools of Banking and Commercial Lending.  Mr. Kanipe’s extensive experience as a banker in the Company’s market area and as a community leader enables him to provide insight to the Board of Directors on the factors that impact the Company and the communities the Company serves and his day to day management of the Bank allows him to provide the Company with company-specific experience and expertise.

Kevin Vance (51)	Director since 2008

Dr. Vance has been a small business owner and operator in South Central Kentucky for over 24 years.  He is the founder and President of Hartland Animal Hospital in Horse Cave, Kentucky.  He has served in a variety of leadership positions, including as past president and director of the Hart County Chamber of Commerce, past president and director of the Hart County Cattlemen’s Association, director of the Kentucky Board of Veterinary Examiners, director of the Hart County District Extension Council, and a director of the Hart County Fair Board.  Dr. Vance is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association and currently serves on the legislative committee of the KVMA.  Dr. Vance received a Bachelor of Science degree from Western Kentucky University and a Doctor of Veterinary Medicine degree from Auburn University.  As a small business owner and an active member of his community, Dr. Vance brings a unique insight and knowledge to the Company.

Continuing Directors Until 2016 Meeting

Class I Directors-Terms to Expire in 2016:

Steve Marcum (58)	Director since 2012

Mr. Marcum, a CPA, has been the Executive Vice President and Chief Financial Officer of the Company and the Bank since August 2009 and also served in those positions from October 2005 through January 2008.  From January 2008 to August 2009, Mr. Marcum was a bank examiner with the Federal Deposit Insurance Corporation and a senior manager with Holland CPAs (now Carr, Riggs & Ingram), a regional public accounting firm.  Mr. Marcum received his Master of Business Administration at Western Kentucky University and completed the Graduate School of Banking at the University of Wisconsin-Madison.  He currently serves as President of the trustees for the Warren County Public Library. He previously served as President of the Kentucky State Board of Accountancy and as a part-time instructor at Western Kentucky University in accounting and finance.  He is active in the Kentucky Bankers Association and Independent Community Bankers Association.  Mr. Marcum’s extensive financial and accounting expertise, as well as experience in internal controls and financial reporting, strengthens the Board’s collective qualifications, skills and experience.

Steve Newberry (52)	Director since 2008

Mr. Newberry is the President and Chief Executive Officer of Commonwealth Broadcasting Corporation, a 22 station radio broadcast group with facilities throughout Kentucky.  As the past Joint Board Chairman of the National Association of Broadcasters, he recently completed a two year term leading America’s broadcasters.  Mr. Newberry was named the 2011 recipient of the National Radio Award, the industry’s highest leadership honor.  Mr. Newberry was president of the Kentucky Broadcasters Association (1993) and received their highest award, the Distinguished Kentuckian Award, from the Kentucky Broadcasters Association in 2009.  For five years he served as Chairman of the Authority for Kentucky Educational Television.  In addition to his broadcast activities, Mr. Newberry served as executive director of the Glasgow-Barren County Industrial Development Economic Authority, and for many years chaired that organization.  Mr. Newberry received his Bachelor of Arts degree in Telecommunications from the University of Kentucky.  As the president of a large broadcast group for many years and an active participant in community affairs, Mr. Newberry brings extensive business and financial insight, experience and knowledge that strengthen the Board’s collective qualifications, skills and experience.

Jack Sheidler (58)	Director since 2002

Mr. Sheidler, the principal and owner of Greenwood Properties, LLC, has been a real estate developer of retail, multi-family and office properties in the Southeast since 1984.  He served as a director of Southern Kentucky Performing Arts Center for many years and is active in civic and nonprofit organizations in the community.  Mr. Sheidler has extensive experience in commercial real estate matters.  Mr. Sheidler’s experience as Chairman of the Board of Directors offers the Board management experience, leadership capabilities, financial knowledge and business acumen and his experience in commercial real estate development provides the Board with an informed perspective of an industry in which the Company is an active lender.

John Taylor (76)	Director since 2009

Mr. Taylor has been a partner and owner of Taylor Polson & Company, a public accounting firm in Glasgow, Kentucky, since 1970.  He is a past president of the Glasgow-Barren County Chamber of Commerce.  Mr. Taylor received a Bachelor of Science degree from Western Kentucky University and served in the Kentucky National Guard for nine years.  Mr. Taylor’s experience in the preparation, analysis and evaluation of financial statements and understanding of internal controls and procedures for financial reporting strengthens the Board’s collective qualifications, skills and experience.

Continuing Directors Until 2017 Meeting

Class II Directors-Terms to Expire in 2017

Barry D. Bray (69)	Director since 1999

From December 2010 until April 2011, Mr. Bray served as the interim Chief Credit Officer for Town & Country Bank in Bardstown, Kentucky.  Mr. Bray had previously retired from banking in 2004, after a 34 year career in the banking industry.  From 1998 to 2004, Mr. Bray served as Vice President — Chief Credit Officer of the Company, where he was responsible for all aspects of retail, commercial and mortgage lending.  Prior to that, Mr. Bray served as Executive Vice President — Chief Credit Officer of Trans Financial Bancorp, Inc. for 17 years.  Prior to joining Trans Financial, he was employed for ten years as a national bank examiner by the Office of the Comptroller of the Currency.  Mr. Bray is a graduate of the Xavier University with a Bachelor of Arts degree in Economics.  He is also a graduate of the School of Banking of the South, Louisiana State University and Robert Morris Associates Senior Lending School.  Mr. Bray brings a long and varied experience in all areas of banking (accumulated through several banking cycles) which gives both the Company and the Board of Directors an in-depth insight into the banking industry.  Mr. Bray’s extensive banking and executive management experience strengthens the Board’s collective qualifications, skills and experience.

Sarah Glenn Grise (58)	Director since 2002

Ms. Grise is a civic volunteer having previously served for 18 years as General Manager of TKR Cable of Southern Kentucky.  Ms. Grise has served on the board of directors of Houchens Industries, Inc., Bowling Green, Kentucky, since 1995 and in leadership positions for numerous nonprofit and civic organizations. Ms. Grise holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.  Ms. Grise is actively involved in a number of community activities in the Company’s market area.  Her involvement in the community offers the Board insight into many of the Company’s constituencies.

Chris B. Guthrie (48)	Director since 2004

Since 1994, Mr. Guthrie has been the President of Trace Die Cast, Inc., a manufacturer of aluminum die castings located in Bowling Green, Kentucky.  Mr. Guthrie received a Bachelor of Arts degree in Economics from Northwestern University in 1990 and a Master of Science degree in Management from Stanford University in 1999.  Mr. Guthrie has extensive knowledge and leadership experience having served as the president of a large industrial company for over 20 years.

Amy Milliken (43)	Director since 2009

Ms. Milliken is the County Attorney for Warren County, Kentucky and began her prosecutorial career in 1996 as an Assistant Warren County Attorney.  Ms. Milliken is on the board of directors of the Bowling Green Chamber of Commerce and serves and has served in leadership positions for a number of nonprofit and civic organizations, including the Dream Factory of Bowling Green, the Warren County Domestic Violence Council, Hope Harbor, the Child Advocacy Center, CASA, Leadership Bowling Green, vice president of the Kentucky Association of County Attorneys and the executive board of the Juvenile Justice Advisory Board.  Ms. Milliken received a Bachelor of Arts degree from Western Kentucky University in 1991 and a J.D. from Salmon P.

Chase College of Law in 1995.  As an attorney, Ms. Milliken brings significant experience and knowledge to the Company in the areas of regulatory compliance and risk oversight.  She is also actively involved in a number of community activities in the Company’s market area.

Meetings and Committees of the Board of Directors

Thirteen meetings of the Board of Directors were held during 2014.  All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served, except for John Taylor.

In 2014, our Board of Directors had three standing committees:  the Audit Committee, the Compensation Committee and the Governance Committee.  The Audit Committee, the Compensation Committee and the Governance Committee are composed entirely of independent directors within the meaning of the term in the Nasdaq Listing Rules and as required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

The current members of the Audit Committee are Sarah Glenn Grise (Chairman), Barry Bray, Jack Sheidler, John Taylor and Kevin Vance.  The Audit Committee met five times in 2014.

The current members of the Compensation Committee are Bob Hilliard (Chairman), Barry Bray, Chris Guthrie, Amy Milliken and Kevin Vance.  The Compensation Committee met four times in 2014.

The current members of the Governance Committee are Steve Newberry (Chairman), Sarah Glenn Grise, Chris Guthrie, Bob Hilliard and John Taylor.  The Governance Committee met three times in 2014.

Audit Committee.  The Audit Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Securities Exchange Act.  The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent registered public accounting firm.  It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor.  In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards.

The Audit Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Audit Committee is attached to this proxy statement as Appendix II.

The rules and regulations of the Securities and Exchange Commission require the Company to disclose whether it has an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission and that he is “independent” as defined by the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that director John Taylor is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that Mr. Taylor is “independent” as independence for audit committee members is defined in the Nasdaq Listing Rules.

Compensation Committee. The Compensation Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules.  The Compensation Committee establishes the compensation arrangements for our executive officers.  The Committee also administers the Company’s incentive compensation plans.  The Company’s executive management supports the Compensation Committee by preliminarily determining compensation increases and providing data to the Committee for analysis.  In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist the Committee.  All of the decisions with respect to the Company’s executive compensation are made by the Compensation Committee alone and may reflect factors and considerations other than, or that may differ from, the information and recommendations provided by management.

In 2014, the Compensation Committee engaged Pearl Meyer & Partners, an independent compensation consultant, to assist in the design of the Company’s executive compensation program.

The Compensation Committee operates pursuant to a formal written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Compensation Committee is attached to this proxy statement as Appendix III.

Governance Committee. The Governance Committee consists of five directors, each of whom satisfies the independence requirements set forth under the Nasdaq Listing Rules.  The Governance Committee identifies and recommends nominees for election to the Board, and oversees matters of corporate governance processes, including Board performance.

The Governance Committee’s duties specifically include: screening and recommending candidates as nominees for election to the Board of Directors; overseeing the process whereby Board and committee performance is evaluated; overseeing the training and orientation of directors; recommending committee assignments; recommending the appropriate skills and characteristics required of new Board members; and overseeing compliance with the Company’s Code of Ethics.

The Governance Committee operates pursuant to a written charter that sets out the functions that this Committee is to perform and that is reviewed for adequacy on an annual basis.  A copy of the charter of the Governance Committee was attached to the Company’s proxy statement for its 2013 annual meeting of shareholders.

Compensation of Directors

In 2014, our directors received $1,000 per month for each month in which they attended a Board of Directors’ meeting.  Directors also receive $1,000 for each special meeting attended and $200 for each local advisory board meeting attended, if any.  We also reimburse non-employee directors for the expenses they incur to attend the meetings.  Directors do not receive separate compensation for serving on the Board of Directors of the Bank.  Effective upon approval by the shareholders of the 2015 Incentive Compensation Plan at the Meeting, the payment of directors’ fees to any director who also serves as an officer or employee of the Company will be discontinued.

In 2003, the Board of Directors adopted and the shareholders approved the 2003 Stock Option Plan for Non-Employee Directors.  This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 44,100 shares of our Common Stock.  A total of 30,389 options have been granted under the 2003 Stock Option Plan for Non-Employee Directors.  No options were granted under the plan in 2014 and the plan was terminated in February 2015.  At December 31, 2014, the directors had outstanding options to purchase shares of Common Stock under the plan as follows:  Ms. Grise and Mr. Sheidler — 2,128 shares; Messrs. Bray and Guthrie — 1,577 shares; and Messrs. Newberry and Vance — 500 shares.

In 2014, we provided the following compensation to our directors for services rendered:

Name	Fees Earned or Paid in Cash($)
Barry D. Bray	$13,000
Sarah Glenn Grise	$13,000
Chris Guthrie	$13,000
Bob Hilliard	$12,000
M. Todd Kanipe	$13,000
Steve Marcum	$13,000
Amy Milliken	$13,000
Steve Newberry	$13,200	(1)
Jack Sheidler	$13,000
John Taylor	$11,400	(1)
Kevin Vance	$13,000

(1)  Includes for Mr. Newberry and Mr. Taylor local Bank advisory board fees of $200 and $400, respectively.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Board of Directors, as recommended and approved by the Audit Committee, is recommending to the shareholders the ratification of the appointment of the accounting firm of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The firm of Crowe Horwath has served as the Company’s auditors since 2005.  A representative of the firm is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.  For a discussion of the fees paid Crowe Horwath LLP for the 2014 and 2013 fiscal years, see “Independent Registered Public Accounting Firm” below.

Ratification of the appointment of Crowe Horwath will be approved if the number of shares of Common Stock voting for the proposal exceeds the number of shares voting against the proposal. If the Company’s shareholders do not ratify the appointment of Crow Horwath, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm.  If the appointment is ratified, the Audit Committee may in the future replace Crowe Horwath as our independent registered public accounting firm it is determined that it is in the Company’s best interest to do so.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

PROPOSAL NO. 3: APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this proxy statement. This proposal gives you, as a shareholder, the opportunity to endorse or not endorse the compensation the Company paid to the named executive officers by voting on the following resolution, which is commonly known as a “say-on-pay” proposal.  We have included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934.

“Resolved, that the shareholders of Citizens First Corporation approve the compensation of the named executive officers of Citizens First Corporation as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company’s Proxy Statement for its 2015 Annual Meeting of Shareholders.”

In response to the voting results of the frequency of the “say-on-pay” vote at the 2014 annual meeting of shareholders, we are providing shareholders with the opportunity to annually provide a “say-on-pay” advisory vote.

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of our shareholders.

The proposal to approve the compensation of our named executive officers disclosed in this Proxy Statement will pass if votes cast for it exceed votes cast against it.

The Board of Directors unanimously recommends a vote “FOR” approval of the advisory vote on Executive Compensation.

PROPOSAL NO. 4: APPROVAL OF THE CITIZENS FIRST CORPORATION

2015 INCENTIVE COMPENSATION PLAN

The fourth item to be acted upon at the Annual Meeting is the approval of the Citizens First Corporation 2015 Incentive Compensation Plan (the “Plan”), adopted on December 18, 2014 by the Company’s Board of Directors. The Board has directed that the proposal to approve the Plan be submitted to shareholders for approval at the Annual Meeting. Shareholder approval is being sought (i) to meet NASDAQ listing requirements, and (ii) for incentive compensation to meet requirements of the Internal Revenue Code.  The Board’s adoption of the Plan is subject to approval by the shareholders at the Annual Meeting.  If approved by the shareholders, the Plan will become effective on May 20, 2014.

We previously maintained the 2002 Stock Option Plan, which terminated in December 2012, and the 2003 Stock Option Plan for Non-Employee Directors, which terminated in February 2015.  No shares have been issued under the 2002 Plan since 2006 or under the 2003 Plan since 2007.  The Board of Directors believes it is advisable to adopt a new comprehensive incentive compensation plan which will provide the Company with an omnibus plan to design and structure grants of stock options, stock units, stock appreciation rights, and other stock-based awards for selected individuals in the employ or board service of the Company or the Bank. The Board believes that stock-based and other types of incentive compensation payable in stock and/or cash enable us to attract and retain talented employees and provide an incentive for those employees to increase our value. In addition, the Board believes stock ownership is important because it aligns our employees’ interests with the interests of our shareholders.

Material terms of the Plan are summarized below.  This summary of the Plan is not intended to be a complete description of the Plan and is qualified in its entirety by the actual text of the Plan to which reference is made. A copy of the full text of the Plan is attached to this proxy statement as Appendix I.

Material Features of the Plan

Eligibility.   The Compensation Committee of the Board, in its discretion, may grant an award under the Plan to any employee of the Company or an affiliate.  As of December 31, 2014, there were 91 employees of the Company and the Bank who were eligible to participate in the Plan.

Common Shares Subject to the Plan. Subject to adjustment as described below, the maximum number of shares of the Company’s Common Stock that may be issued or transferred pursuant to awards under the Plan is the sum of the following:  100,000 shares plus any shares covered by an award that are forfeited or remain unpurchased or undistributed upon termination or expiration of an award under the Plan.

In the event of any stock split, stock dividend, spin-off, or other relevant change affecting the Company’s Common Stock, the Compensation Committee may adjust the number of shares available for grants and the number of shares and price under outstanding grants made before the event, as provided in the Plan.

Administration.  The Plan will be administered by the Compensation Committee, which has broad discretionary authority under the Plan. The Compensation Committee may delegate all or any part of its authority and powers under the Plan to one or more directors or officers of the Company. However, the Compensation Committee may not delegate its authority and powers with respect to grants to persons covered by Section 16 of the Securities Exchange Act of 1934, in a way that would jeopardize the Plan’s satisfaction of Rule 16b-3 of the Securities Exchange Act of 1934, or with respect to grants intended to constitute “performance based compensation.”

Description of Award Types.  Subject to the limits imposed by the Plan and described below, the Compensation Committee, in its discretion, may award any of the following types of awards to any employee: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) restricted shares, (v) unrestricted shares, (vi) performance shares, (vii) performance units, and (viii) restricted stock units.

Performance Measures.  So that certain awards under the Plan may be eligible to qualify as “performance-based compensation” for purposes of Internal Revenue Code Section 162(m), the Compensation Committee may condition awards on the achievement of certain objective performance measures (“Performance Measures”) established by the Compensation Committee during the first 90 days of the award’s performance period. The Performance Measures will be based on any of the factors listed below, alone or in combination, as determined by the Compensation Committee. Such factors may be applied on a corporate-wide or business-unit basis, include or exclude one or more of the Company’s subsidiaries, may be in comparison with plan, budget or prior performance, and/or may be on an absolute basis or in comparison with peer-group performance. Performance measures may differ from participant to participant and from award to award. The factors that may be used as performance measures will be one or more of the following: interest income; net interest income; interest expense; net interest margin; non-interest income; fee income; revenues; securities gains or losses; other income; deposits; deposit growth; deposit market share; non-interest expense; total expenses; efficiency ratio; credit quality; non-performing assets;  net charge offs; provision expense; operating income; net income; earnings per share; return on assets; return on equity; regulatory capital ratios; stock price; dividends; total shareholder return; productivity; customer satisfaction; employee diversity goals or employee turnover; specified objective social goals; and goals relating to acquisitions.

No Liberal Share Counting/Recycling Provisions.  The Plan prohibits liberal share counting by requiring that no shares tendered in payment of an option’s exercise price may be added back into the aggregate share limit. The Plan also provides that no shares withheld in satisfaction of tax withholding obligations may be added back into the aggregate share limit. The number of shares of Common Stock covered by a stock appreciation right, to the extent that it is exercised and settled in Common Stock, and whether or not shares are actually issued to a participant upon exercise of the stock appreciation right, will be considered issued or transferred. Lastly, in the event that the Company repurchases shares of Common Stock with option exercise proceeds, those shares will not be added to the aggregate plan limit.

No Repricing.  The Company has never repriced underwater stock options or SARs, and repricing or replacement of underwater options and SARs is prohibited without shareholder approval under the Plan, except in connection with certain corporate events or transactions described in the Plan.

Stock Options.  The Compensation Committee may grant nonqualified options and/or incentive stock options. The Compensation Committee establishes the exercise price, which may not be less than 100% of the fair market value of the stock on the grant date. Options may not be repriced without shareholder approval or in connection with certain corporate events or transactions described in the Plan. The Compensation Committee establishes the vesting date and the term of the option, subject to a maximum term of ten years. A participant may pay the option price in cash, or if permitted by the Compensation Committee, by cashless exercise through a broker, by a net exercise or by delivering previously-owned shares of Company stock having a fair market value equal to the option price. An award agreement for an option may provide that such option becomes exercisable in the event of the participant’s death, disability or retirement or in connection with a change in control.

Additional limits and rules apply to incentive stock options. Thus, for example, the Compensation Committee may not grant an employee incentive stock options to the extent that it would result in the employee first being able to exercise incentive stock options to purchase shares with an aggregate fair market value (determined as of the grant date) of more than $100,000 in any year.

Stock Appreciation Rights (SARs).  The Compensation Committee may grant stock appreciation rights. The value of SARs is based on the increase in the value of the Company’s Common Stock from the grant date to the date on which the employee exercises the SAR. The Compensation Committee determines the vesting and exercise periods for each SAR. A SAR must expire not later than ten years after the grant date. SARs may be granted in connection with or separate from option grants. An award agreement for a SAR may provide that such SAR becomes exercisable in the event of the participant’s death, disability or retirement or in connection with a change in control.

Restricted Stock.  The Compensation Committee may grant restricted shares of Common Stock. At the time of grant, the Compensation Committee will specify the period of restriction, the number of shares granted, and the conditions of the award. At the time of the award, the Compensation Committee will establish the period that must lapse and/or the performance targets that must be satisfied for the restrictions to lapse. In the case of performance-based restricted stock for an executive officer subject to Code Section 162(m), the Compensation Committee will base Performance Measures on one or more of the performance measures listed under “Performance Measures” above. An award agreement for restricted stock may provide for the earlier termination of restrictions on such restricted stock in the event of the participant’s death, disability or retirement or in connection with a change in control.

Performance Units/Shares.  The Compensation Committee may grant performance units and/or performance shares. In the case of performance shares or units for an executive officer subject to Code Section 162(m), the Compensation Committee will base Performance Measures on one or more of the performance measures listed under “Performance Measures” above. Performance units and/or performance shares may be paid in the form of cash, shares, or a combination of cash and shares. An award agreement for performance shares or performance units may provide for the earlier lapse of restrictions or other modifications in the event of the participant’s death, disability or retirement or in connection with a change in control.

Restricted Stock Units.  The Compensation Committee may grant restricted stock units. Restricted stock units will be evidenced by an award agreement containing such terms and provisions, consistent with the Plan, as the Compensation Committee may approve. A grant of restricted stock units constitutes an agreement by the Company to deliver Common Stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Compensation Committee may specify. During the applicable restriction period, the participant will have no right to transfer any rights under his or her award, will have no rights of ownership in the common shares deliverable upon payment of the restricted stock units, and will have no right to vote the common shares. An award agreement for restricted stock units may provide for the earlier termination of restrictions on such restricted stock units in the event of the participant’s death, disability or retirement or in connection with a change in control.

Share Grants.  The Compensation Committee may grant shares, without restrictions on the shares granted.

Dividends and Dividend Equivalents.  The Plan specifies that dividends or dividend equivalents issued with respect to shares of Common Stock subject to performance-based awards will be deferred until and paid contingent upon the achievement of the applicable performance target.

Change in Control.  The Plan does not include a provision that accelerates vesting or exerciseability of awards upon a change in control. However, individual award agreements may provide for accelerated vesting or exerciseability in the event of a change in control.

Amendment and Termination  The Board of Directors may amend, suspend, or terminate the Plan at any time. Shareholder approval of an amendment will be required to the extent necessary to satisfy applicable legal and regulatory agency rules.

Compliance with Section 409A of the Internal Revenue Code.  To the extent applicable, it is intended that the Plan and any grants made thereunder comply with or be exempt from the provisions of Section 409A of the Internal Revenue Code so that the income inclusion provisions of Section 409A (a)(1) of the Code do not apply to the participants. The Plan and any grants made under the Plan will be administered in a manner consistent with this intent.

Federal Income Tax Consequences

Tax Consequences for the Employees.  The federal income tax consequences to an employee vary depending upon the type of award granted under the Plan. The following description provides only a general description of the application of federal income tax laws to grants under the Plan. This discussion is intended for the information of shareholders considering how to vote at the Meeting and not as tax guidance to grantees, as consequences may vary with the types of grants made, identity of grantees, and method of payment or settlement. The summary does not address effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Generally, there are no federal income tax consequences to the employee upon the grant or exercise of an incentive stock option. If the employee holds the shares purchased through the exercise of an incentive stock option for more than two years after the grant day and one year after the exercise date (“required holding period”), the employee will be eligible for capital gains treatment on any excess of the sales price over the option price upon selling the shares. However, if the employee sells the shares during the required holding period, he must recognize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. The balance of the employee’s gain, if any, on the sale of the shares is subject to capital gains treatment.

The recipient of a non-qualified stock option realizes ordinary income upon exercising the option equal to the difference between the option price and the fair market value on the exercise date of the shares purchased. Upon the subsequent sale of any such shares by the recipient, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss for the recipient.

An employee generally does not recognize income from the grant of restricted shares until the restrictions on the shares lapse. Pursuant to Internal Revenue Code Section 83(b), an employee may elect to recognize income at the time of the grant, based on the value of the shares at that time. Any dividends on restricted shares paid to employees before the lapse of restrictions are taxable to the employee.

An employee generally does not recognize income from the grant of restricted stock units until the restrictions on the restricted stock units lapse. At that time, the employee must recognize as ordinary income an amount equal to the fair market value of the shares underlying the restricted stock units. Any dividend equivalents paid to employees with respect to restricted stock units before the lapse of restrictions are taxable to the employee.

No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

In general, other awards under the Plan are taxable to the employee and deductible by the Company at the time paid.

Tax Consequences to the Company.  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code. In the case of grants of incentive stock options, the Company does not receive an income tax deduction, provided that the employee disposes of the shares after the required holding period.

New Plan Benefits

In connection with the adoption of the Plan, subject to shareholder approval, the Company intends to make awards of performance share units to the named executive officers as set forth below. These awards will only be effective if the Plan receives shareholder approval. Otherwise, awards that will be made under the Plan are not presently determinable.

Name and Position	Dollar Value ($)	Number of Units
M. Todd Kanipe, President and CEO	49,000	4,000
Steve Marcum, Executive Vice President and CFO	30,750	2,500
Marc Lively, Executive Vice President and Chief Credit Officer	28,500	2,300
All Executive Officers as a Group	119,250	9,695
Non-Executive Officers and Employees	—	—

Equity Compensation Plan Information

The table below sets forth certain information with respect to our equity compensation plans as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	52,204	$16.14	0
Equity compensation plans not approved by security holders	0	0.00	0
Total	52,204	$16.14	0

The Board of Directors unanimously recommends a vote “FOR” approval of the Citizens First Corporation 2015 Incentive Compensation Plan.

EXECUTIVE OFFICERS

Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

Name	Age	Present Positions with the Company and the Bank

M. Todd Kanipe	46

President and Chief Executive Officer and Director since July 2009; Executive Vice President and Chief Credit Officer from December 2005 to July 2009; Chief Financial Officer from January 2008 through September 2008; Chief Credit Officer from July 2004 through December 2005; Vice President and Trust Relationship Manager from 1999 to July 2004

Steve Marcum	58

Executive Vice President and Chief Financial Officer since August 2009 and from October 2005 through January 2008; from January 2008 to August 2009, bank examiner at the Federal Deposit Insurance Corporation and senior manager with Carr, Riggs & Ingram (formerly Holland CPAs), a Bowling Green, Kentucky public accounting firm

Marc R. Lively	51

Executive Vice President and Chief Credit Officer since December 2011; from 2005 to 2011, President and, from 2000 to 2011, Chief Executive Officer of Community First, Inc. and Community First Bank & Trust, Columbia, Tennessee

Kim M. Thomas	44

Executive Vice President and President, Community Banking since January 2009; from 2005 through 2007, Executive Vice President and Chief Marketing Officer; from 1999 through 2004, Vice President of Marketing and commercial banking officer

EXECUTIVE COMPENSATION

The following table provides information concerning compensation paid or accrued by the Company and the Bank to or on behalf of each person who served as our President and Chief Executive Officer in 2014 and the two other most highly compensated executive officers who had annual salary and bonus that exceeded $100,000 in 2014 (the “named executive officers”).

Summary Compensation Table

				Fees Earned or Paid in Cash ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)

Name and Principal Position	Year	Salary($)	Bonus ($)(1)				Total($)
M. Todd Kanipe President and Chief Executive Officer	2014	$230,000	$12,500	$13,000	$71,012	$20,809	$347,321
	2013	$219,420	—	$13,000	—	$19,907	$252,327
	2012	$215,710	—	$13,000	—	$19,114	$247,824

Steve Marcum Executive Vice President and Chief Financial Officer	2014	$195,398	$10,000	$13,000	$36,124	$15,007	$269,529
	2013	$170,596	—	$13,000	—	$13,342	$196,936
	2012	$165,344	$15,500	$12,000	—	$13,861	$206,705

Marc R. Lively Executive Vice President and Chief Credit Officer	2014	$190,000	$15,000	—	$35,197	$17,824	$258,021
	2013	$167,500	—	—	—	$16,891	$184,391
	2012	$155,000	$12,000	—	—	$15,702	$182,702

(1)         2014 bonuses are for 2013 performance but were not approved or paid until 2014.  2012 bonuses are for 2011 performance but were not approved or paid until 2012.

(2)         Represents directors’ fees.

(3)         These amounts represent incentives that were earned under the 2014 Management Incentive Plan. 2014 incentive amounts are for 2014 performance but were not approved or paid until 2015.

(4)         Other compensation for 2014 includes: (a) the match of up to 4% of the officer’s salary under the 401(k) Plan ($9,922 for Mr. Kanipe; $8,263 for Mr. Marcum; and $8,389 for Mr. Lively); (b) the cost of life insurance premiums paid on behalf of the officer ($768 for Mr. Kanipe; $647 for Mr. Marcum; and $595 for Mr. Lively); (c) the portion of the cost of health insurance coverage for such officer that is paid by the Company ($3,950 for Mr. Kanipe; $3,994 for Mr. Marcum; and $3,950 for Mr. Lively); and (d) automobile allowance ($4,727 for Mr. Kanipe; $0 for Mr. Marcum; and $3,600 for Mr. Lively).

Outstanding Equity Awards at Fiscal Year End 2014

Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
M. Todd Kanipe	4,095	(1)	—	$18.82	02/21/16

(1) The options are exercisable in three equal annual installments commencing February 21, 2007.

Management Incentive Plan.  In 2014, the Board of Directors adopted the Citizens First Corporation 2014 Management Incentive Plan.  The Management Incentive Plan is intended to be our primary vehicle for awarding annual incentive compensation to management to reward short-term financial and operational performance.  The Management Incentive Plan does not preclude us from making discretionary bonus payments or special awards to participants outside of the Management Incentive Plan.

The 2014 Management Incentive Plan sets forth performance incentives that are designed to provide for annual cash awards that are payable if we meet or exceed the annual performance objectives established by our Board. Under this Plan, our Board may establish annual performance levels as follows: (1) threshold represents the minimum level of performance level that must be achieved before any incentive awards are payable; (2) target performance is defined as the expected level of performance in view of all relevant factors, as described in more detail below; and (3) the maximum represents that which reflects outstanding performance. Target performance under this Plan is intended to provide for aggregate annual cash compensation (salary and bonus) that approximates peer level compensation. Threshold performance would begin to fund payouts at 0 percent of the target incentive, target would be 100 percent, and maximum would be 150 percent, with payout interpolated between these award levels. Any awards under the Plan are payable in full following the Compensation Committee’s certification of the Company’s financial results for the performance period.

The amount of cash incentive payments under the Management Incentive Plan is based entirely on the achievement of pre-established performance goals. These payout levels are determined by the Compensation Committee after reviewing peer and survey data.  Performance measures under the Management Incentive Plan include:

•              return on assets;

•              return on equity;

•              net income;

•              total shareholder equity;

•              efficiency ratio;

•              earnings per share; and

•              total shareholder return.

Under the terms of the Management Incentive Plan, in 2014 the named executive officers were eligible to receive incentive compensation based on the achievement of certain Company performance objectives (weighted at 20% to 30%). The target bonus levels were 25% of base salary for the CEO and 15% for each of the other named executive officers. Each named executive officer’s bonus under the plan is based upon the achievement of the Company performance objectives listed below. The Company’s 2014 performance goals were as follows, with the earnings per share objective weighted 30%, the efficiency ratio weighted 20%, and the non-performing asset ratio and return on average asset ratio each weighted 25%:

	Earnings Per Share	Non- Performing Assets to Total Assets	Return on Average Assets	Efficiency Ratio
Threshold	$0.91	1.50%	0.57%	72.0%
Target	$1.11	1.00%	0.67%	70.0%
Maximum	$1.31	0.50%	0.77%	68.0%

The Company exceeded the threshold objective for each performance goal.  Total incentive compensation for 2014 under the 2014 Management Incentive Plan was approximately $156,000. The amounts payable to each of our named executive officers under our 2014 Management Incentive Plan is set forth under the column “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

Employment Agreements.  The Company is a party to an employment agreement with M. Todd Kanipe dated August 1, 2014 which provides for Mr. Kanipe’s employment by us as President and Chief Executive Officer.  Mr. Kanipe’s employment agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew. The agreement provides for payment to Mr. Kanipe of an annual salary of $230,000 (subject to adjustment from time to time), 200 hours of paid time off annually, a monthly automobile allowance and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company immediately for cause (as defined in the agreement) or upon 60 days prior notice without cause. In the event the agreement is terminated with cause, Mr. Kanipe shall not be entitled to any further compensation following written notice of termination.  In the event the agreement is terminated without cause, the Company will be obligated to pay Mr. Kanipe an amount equal to six months of base salary plus the value of accrued fringe benefits through the date of termination.  In the event that Mr. Kanipe’s employment is terminated by the Company for any reason other than cause within one year following a Change in Control (as defined in the agreement),  the Company will pay Mr. Kanipe an amount equal to two times Mr. Kanipe’s base salary and shall pay the premiums required to maintain health insurance coverage for Mr. Kanipe and his dependents until the earliest of the first anniversary of the termination of employment or the date on which Mr. Kanipe is included in another employer’s benefit plans.  Mr. Kanipe will be entitled to the same amounts if Mr. Kanipe terminates his employment within one year after a Change in Control following certain events, including a change in the present capacity or circumstances in which he is employed immediately prior to completion of the Change in Control. In the event of termination of the agreement, Mr. Kanipe will be prohibited for six months from rendering any services to any banking institution located within 50 miles of any office of the Company, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Kanipe’s employment, or (iii) contacting any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

The Company and Steve Marcum entered into an employment agreement dated August 1, 2014 providing for Mr. Marcum’s employment as Executive Vice President and Chief Financial Officer of the Company and the Bank.  The agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew.  The agreement provides for payment to Mr. Marcum of an annual salary of $195,000 (subject to adjustment from time to time), 160 hours of paid time off annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company immediately for cause (as defined in the agreement) or upon 60 days prior written notice without cause.  In the event the agreement is terminated with cause, Mr. Marcum shall not be entitled to any further compensation following written notice of termination.  In the event the agreement is terminated without cause, the Company will be obligated to pay Mr. Marcum an amount equal to six months of base salary plus the value of accrued fringe benefits through the date of termination.  In the event that Mr. Marcum’s employment is terminated by the Company for any reason other than cause within one year following a Change in Control (as defined in the agreement),  the Company will pay Mr. Marcum an amount equal to two times Mr. Marcum’s base salary and shall pay the premiums required to maintain health insurance coverage for Mr. Marcum and his dependents until the earliest of the first anniversary of the termination of employment or the date on which Mr. Marcum is included in another employer’s benefit plans.  Mr. Marcum will be entitled to the same amounts if Mr. Marcum terminates his employment within one year after a Change in Control following certain events, including a change in the present capacity or circumstances in which he is employed immediately prior to completion of the Change in Control.  In the event of termination of the agreement, he will be prohibited for six months from (i) rendering any services to any banking institutions within 50 miles of any office of the Company, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Marcum’s employment, or (iii) contacting any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

The Company is a party to an employment agreement with Marc Lively dated August 1, 2014 which provides for Mr. Lively’s employment by us as Executive Vice President — Chief Credit Officer.  Mr. Lively’s employment agreement is for a term of three years and will be automatically renewed for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew. The agreement provides for payment to Mr. Lively of an annual salary of $190,000 (subject to adjustment from time to time), 160 hours of paid time off annually, a monthly automobile allowance and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company immediately for cause (as defined in the agreement) or upon 60 days prior notice without cause. In the event the agreement is terminated with cause, Mr. Lively shall not be entitled to any further compensation following written notice of termination.  In the event the agreement is terminated without cause, the Company will be obligated to pay Mr. Lively an amount equal to six months of base salary plus the value of accrued fringe benefits through the date of termination. In the event that Mr. Lively’s employment is terminated by the Company for any reason other than cause within one year following a Change in Control (as defined in the agreement),  the Company will pay Mr. Lively an amount equal to two times Mr. Lively’s base salary and shall pay the premiums required to maintain health insurance coverage for Mr. Lively and his dependents until the earliest of the first anniversary of the termination of employment or the date on which Mr. Lively is included in another employer’s benefit plans.  Mr. Lively will be entitled to the same amounts if Mr. Lively terminates his employment within one year after a Change in Control following certain events including a change in the present capacity or circumstances in which he is employed immediately prior to the Change in Control. In the event of termination of the agreement, Mr. Lively will be prohibited for six months from rendering any services to any banking institution located within 50 miles of any office of the Company, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Lively’s employment, or (iii) contacting any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

401(k) Plan.  We maintain a 401(k) plan for substantially all employees.  Employees may voluntarily contribute to the plan.  Historically we have matched employee contributions in an amount equal to 100% of the employee’s contributions up to 4% of the employee’s compensation.  We may also make an additional profit sharing contribution to the plan, subject to the discretion of the Board of Directors.  There was no additional profit sharing contribution made for 2014.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 27, 2015 (except as otherwise indicated below) regarding the beneficial ownership of our Common Stock by each director of the Company, each named executive officer listed in the Summary Compensation Table in this proxy statement, and by all of our directors and executive officers as a group.  Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of Common Stock outstanding as of March 27, 2015.

		Shares That May Be Acquired
Name	Common Shares Owned	Upon Exercise of Options(1)	Upon Conversion of Preferred Stock(2)	Total	Percent Owned of All Shares
Barry D. Bray (3)	30,569	1,577	27,304	59,450	3.0%
Sarah Glenn Grise (4)	5,423	2,128	—	7,551	*
Chris Guthrie	746	1,577	—	2,323	*
James R. Hilliard	12,506	—	18,203	30,709	1.5%
M. Todd Kanipe (5)	16,693	4,095	2,275	23,063	1.2%
Marc R. Lively	2,500	—	—	2,500	*
Steve Marcum	11,322	—	4,550	15,872	*
Amy Milliken (6)	6,103	—	6,826	12,839	*
Steve Newberry (7)	3,200	500	—	3,700	*
Jack Sheidler	38,383	2,128	36,406	76,917	3.8%
John Taylor	2,490	—	—	2,490	*
Kevin Vance	5,623	500	6,826	12,949	*
Current directors and executive officers as a group (13 persons)	141,171	16,600	106,940	264,611	12.6%

*  Less than 1.0%.

(1)                Represents shares that could be acquired upon the exercise of vested options within 60 days of March 27, 2015 (the record date of the Meeting).

(2)                 Represents shares that could be acquired upon conversion of shares of Convertible Preferred Stock.  Shares of Convertible Preferred Stock have a stated value of $31,992 per share and are convertible into shares of our Common Stock at a price of $14.06 per share.  Shares of Convertible Preferred Stock are owned by our directors and named executive officers as follows:  Barry D. Bray — 12 shares (includes 2 shares held by Mr. Bray’s wife); James R. Hilliard — 8 shares; M. Todd Kanipe -1 share; Steve Marcum — 2 shares; Amy Milliken

— 3 shares (held jointly with Ms. Milliken’s father); Jack Sheidler — 16 shares; and Kevin Vance — 3 shares (held jointly with Mr. Vance’s wife; such shares are pledged as security for a loan).

(3)                 Includes 8,000 shares held by Mr. Bray’s wife.

(4)                 Includes 1,357 shares held jointly with Ms. Grise’s husband.

(5)                 Includes 2,000 shares held in an individual retirement account for the benefit of Mr. Kanipe’s wife.

(6)                 Includes 56 shares held jointly with Ms. Milliken’s husband, 530 shares held by Ms. Milliken’s husband and 2,970 shares held by Ms. Milliken’s children.

(7)                 Includes 2,179 shares held jointly with Mr. Newberry’s wife and 200 held shares held by Mr. Newberry’s son.

The following table sets forth information as of March 27, 2015 (except as otherwise indicated below) regarding the beneficial ownership of our Common Stock by the only persons known by the Company to beneficially own more than five percent (5%) of the Common Stock.  The percentage of beneficial ownership is calculated based on 1,968,777 shares of Common Stock outstanding as of March 27, 2015.

Name	Common Shares Owned	Shares That May Be Acquired Upon Conversion of Preferred Stock	Total	Percent Owned of All Shares
Service Capital Partners, LP (1)	194,000	—	194,000	9.9%
Service Capital Advisors (1)	194,000	—	194,000	9.9%
Dory Wiley (1)	194,000	—	194,000	9.9%
PRB Investors, L.P. (2)	172,000	—	172,000	8.7%
PRB Advisors, L.L.C. (2)	172,000	—	172,000	8.7%
Andrew P. Bergman (2)	172,000	—	172,000	8.7%
Stephen J. Paluszek (2)	183,866	—	183,866	9.3%
Billy J. Bell (3)	98,942	34,131	133,073	6.6%

(1)                 Based upon information set forth in a Schedule 13G filed February 14, 2010 with the Securities and Exchange Commission (“SEC”).  According to the filing, Service Equity Partners, LP and Service Equity Partners (QP), LP are the record owners of the shares.  Service Capital Partners, LP is the general partner of Service Equity Partners, LP and Service Equity Partners (QP), LP.  Service Capital Advisors is the general partner of Service Capital Partners, LP and Dory Wiley is a principal of Service Capital Advisors.  According to the filing, Service Capital Partners, LP, Service Capital Advisors and Dory Wiley may be deemed the beneficial owners of the shares.  The address of Service Capital Partners, LP, Service Capital Advisors and Dory Wiley is 1700 Pacific Avenue, Suite 2020, Dallas, Texas 75201.

(2)                 Based upon information set forth in Amendment No. 6 to Schedule 13G filed February 14, 2015 with the SEC. According to the filing, PRB Investors, L.P., PRB Advisors, L.L.C., Andrew P. Bergman and Stephen J. Paluszek share voting and dispositive power with respect to 172,000 shares.  The address of PRB Investors, L.P., PRB Advisors, L.LC., Andrew P. Bergman and Stephen J. Paluszek is 245 Park Avenue, 24th Floor, New York, New York 10167.

(3)                 Based upon information set forth in a Schedule 13G filed May 1, 2010 with the SEC.  Includes 34,131 shares that could be acquired upon conversion of shares of Convertible Preferred Stock.  The address of Billy J. Bell is 2366 Ewing Ford Road, Bowling Green, Kentucky 42103.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file reports of holdings and transactions in our Common Stock with the Securities and Exchange Commission.  Based on our information, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors, executive officers and other beneficial owners for 2014 were timely met, except for one Form 4 that was not timely filed by director Chris Guthrie.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest.  All loan and other transactions were on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility nor present other unfavorable features to us.  Loans to individual directors and officers must also comply with our lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of the loan application.  Our policy is that all of our transactions with our affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party and will be approved by a majority of disinterested directors.  None of such loans were disclosed as nonaccrual, past due, restructured or potential problems in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

AUDIT COMMITTEE REPORT

The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with our management the Company’s audited financial statements as of December 31, 2014 and 2013 and for each of the years in the two-year period ended December 31, 2014.  The Audit Committee also reviewed and discussed with Crowe Horwath LLP,  the Company’s independent registered public accounting firm, all communications required by standards of the PCAOB, including the matter required to be discussed by Auditing Standard No. 16, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Crowe Horwath LLP their independence.

Based upon such review and discussions, the Audit Committee has recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Sarah Glenn Grise, Chairman
Barry Bray
Jack Sheidler
John Taylor
Kevin Vance

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has approved the appointment of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  Crowe Horwath is a full-service firm of certified public accountants and has served as the Company’s auditors since 2005.  Services provided to the Company are described below under “Audit Fees.”  A representative of Crowe Horwath is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees.  During the years ended December 31, 2014 and 2013, the Company incurred the following fees for services performed by the independent registered public accounting firm:

	2014	2013
Audit Fees (1)	$91,500	$98,747
Audit-Related Fees (2)	20,479	11,966
Tax Fees (3)	17,600	14,900
All Other Fees (4)	106	—
Total Fees	$129,685	$125,613

(1)                                 Includes fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual and quarterly reports.

(2)                                 Includes services for consultation on various accounting matters and audit of the Company’s 401(k) plan.

(3)                                 Includes fees for tax return preparation, tax consulting and quarterly estimated income tax calculations.

(4)                                 Includes cost of compensation survey.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company.  The policy requires that all services that the Company’s independent auditor may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee.  The Committee approved all audit and non-audit services provided by Crowe Horwath during fiscal years 2014 and 2013 prior to Crowe Horwath performing such services.

ANNUAL REPORT

We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which includes financial statements, which is required to be filed with the Securities and Exchange Commission.  Written requests should be directed to Kim Harmon, Citizens First Corporation, at 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters that may be brought before the Meeting, other than the items referred to in this proxy statement.  If, however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

Please vote by telephone or over the Internet, or fill in, sign and date the proxy card and return it in the accompanying prepaid envelope.  If you attend the Meeting and wish to vote your shares in person, you may do so.  Your cooperation in giving this matter your prompt attention is appreciated.

Appendix I

CITIZENS FIRST CORPORATION

2015 INCENTIVE COMPENSATION PLAN

ARTICLE I.

PURPOSE AND DURATION

Section 1.01. Establishment of the Plan. Citizens First Corporation, a Kentucky corporation, hereby establishes an equity-based incentive compensation plan, to be known as the Citizens First Corporation 2015 Incentive Compensation Plan (“Plan”). The Plan was adopted by the Company’s Board on December 18, 2014, contingent on shareholder approval, and it became effective upon the shareholders’ approval of the Plan on May 20, 2015.

Section 1.02. Purposes of the Plan. The purposes of the Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of Participants more closely with the interests of the Company’s shareholders; to provide Participants with an additional incentive to excel in performing services for the Company and its Affiliates, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in attracting, motivating, and retaining key employees. To achieve these objectives, the Plan provides for the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Shares.

ARTICLE II.

DEFINITIONS AND RULES OF INTERPRETATION

Section 2.01. Definitions. For purposes of the Plan, the following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

(a)                                 “Act” or “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(b)                                 “Affiliate” means any corporation or any other entity (including, but not limited to, a partnership, limited liability company, joint venture, or Subsidiary) controlling, controlled by, or under common control with the Company.

(c)                                  “Affiliated SAR” means an SAR that is granted in connection with a related Option and is deemed to be exercised at the same time as the related Option is exercised.

(d)                                 “Aggregate Share Limit” has the meaning specified in Section 4.01(a).

(e)                                  “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Service-Based Restricted Stock, Performance-Based Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Shares.

(f)                                   “Award Agreement” means the written agreement that sets forth the terms and conditions applicable to an Award.

(g)                                  “Board” or “Board of Directors” means the Company’s Board of Directors, as constituted from time to time.

(h)                                 “Cashless Exercise” means, if there is a public market for the Shares, the payment of the Exercise Price for Options (i) through a same day sale commitment from the Participant and a FINRA member firm, whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the FINRA member firm irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (ii) through a margin commitment from the Participant and a FINRA member firm whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA member firm in a margin account as security for a loan from the FINRA member firm in the amount of the Exercise Price and whereby the FINRA member firm irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

(i)                                     “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, (i) any act or failure to act that permits the Company or an Affiliate to terminate the written agreement or arrangement between the Participant and the Company or Affiliate for “cause,” as defined in such agreement or arrangement or, (ii) if there is no such agreement or arrangement, or the agreement or arrangement does not define the term “cause,” any act or failure to act deemed to constitute “cause” under the Company’s established and applied practices, policies, or guidelines applicable to the Participant.

(j)                                    “Change in Control” has the meaning specified in Article XV.

(k)                                 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(l)                                     “Committee” means the Compensation Committee of the Board or such other committee appointed by the Board pursuant to Section 3.01 to administer the Plan.

(m)                             “Company” means Citizens First Corporation, a Kentucky corporation, and any successor thereto.

(n)                                 “Covered Employee” means an Employee who is a “covered employee” as defined in Code Section 162(m)(3).

(o)                                 “Director” means any individual who is a member of the Board of Directors.

(p)                                 “Effective Date” means May 20, 2015, which is the date on which the Company’s shareholders initially approved the Plan.

(q)                                 “Employee” means an officer or key employee of the Company or an Affiliate.

(r)                                    “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

(s)                                   “Fair Market Value” means, with respect to a Share as of a particular date, the per share closing price for the Shares on such date, as reported by the principal exchange or market over which the Shares are then listed or regularly traded. If Shares are not traded over the applicable exchange or market on the date as of which the determination of Fair Market Value is made, “Fair Market Value”

means the per share closing price for the Shares on the most recent preceding date on which the Shares were traded over such exchange or market. If the Shares are not traded on national securities exchange or market, the “Fair Market Value” of a Share shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the “Fair Market Value” of a Share shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A and, with respect to an Incentive Stock Option, in the manner required by Code Section 422.

(t)                                    “FINRA” means the Financial Industry Regulatory Authority.

(u)                                 “Fiscal Year” means the annual accounting period of the Company.

(v)                                 “Freestanding SAR” means an SAR that is granted independently of any Option.

(w)                               “Grant Date” means the date specified by the Committee or the Board on which a grant of an Award under this Plan will become effective, which date will not be earlier than the date on which the Committee or the Board takes action with respect thereto.

(x)                                 “Incentive Stock Option” means an option to purchase Shares that is granted pursuant to the Plan, is designated as an “incentive stock option,” and satisfies the requirements of Code Section 422.

(y)                                 “Nonqualified Stock Option” means an option to purchase Shares that is granted pursuant to the Plan and is not an Incentive Stock Option.

(z)                                  “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(aa)                          “Option Period” means the period during which an Option is exercisable in accordance with the applicable Award Agreement and Article VI.

(bb)                          “Participant” means an Employee to whom an Award has been granted.

(cc)                            “Performance Award” means, with respect to a Participant for a Performance Period, an Award under which the amount payable to the Participant (if any) is contingent on the achievement of pre-established Performance Targets during the Performance Period.

(dd)                          “Performance-Based Compensation” means compensation described in Code Section 162(m)(4)(C) that is excluded from “applicable employee remuneration” under Code Section 162(m).

(ee)                            “Performance-Based Restricted Stock” means Restricted Stock that is subject to forfeiture unless specified Performance Targets are satisfied during the Performance Period.

(ff)                              “Performance Measures” means, with respect to a Performance Award, the objective factors used to determine the amount (if any) payable pursuant to the Award. “Performance Measures” shall be based on any of the factors listed below, alone or in combination, as determined by the Committee. Such factors may be applied (i) on a corporate-wide or business-unit basis, (ii) including or excluding one or more Subsidiaries, (iii) in comparison with plan, budget or prior performance, and/or (iv) on an absolute basis or in comparison with peer-group performance. The factors that may be used as Performance Measures are: (1) interest income; (2) net interest income; (3) interest expense; (4) net interest margin; (5) non-interest income; (6) fee income; (7) revenues; (8) securities gains or losses; (9) other income; (10) deposits; (11) deposit growth; (12) deposit market share; (13) non-interest expense; (14) total expenses; (15) efficiency ratio; (16) credit quality; (17) non-performing assets; (18) net charge offs; (19) provision expense; (20) operating income; (21) net income; (22) earnings per share; (23) return on assets; (24) return on equity; (25) regulatory capital ratios; (26) stock price; (27) dividends; (28) total shareholder return; (29) productivity; (30) customer satisfaction; (31) employee diversity goals or employee turnover; (32) specified objective social goals; and (33) goals relating to acquisitions. Performance Measures may differ from Participant to Participant and from Award to Award.

(gg)                            “Performance Period” means the period of time during which Performance Targets must be achieved with respect to an Award, as established by the Committee.

(hh)                          “Performance Share” means an Award granted to a Participant pursuant to Section 10.01, the initial value of which is equal to the Fair Market Value of a Share on the Grant Date.

(ii)                                  “Performance Targets” means, with respect to a Performance Award for a Performance Period, the objective performance under the Performance Measures for that Performance Period that will result in payments under the Performance Award. Performance Targets may differ from Participant to Participant and Award to Award.

(jj)                                “Performance Unit” means an Award granted to a Participant pursuant to Section 10.01, the initial value of which is established by the Committee on or before the Grant Date.

(kk)                          “Period of Restriction” means the period during which a Share of Restricted Stock is subject to restrictions and a substantial risk of forfeiture.

(ll)                                  “Plan” means the Citizens First Corporation 2015 Incentive Compensation Plan, as set out in this instrument and as hereafter amended from time to time.

(mm)                  “Restricted Stock” means an Award granted to a Participant pursuant to Section 8.01.

(nn)                          “Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 9.01 and represents the right of the Participant to receive Shares or cash at the end of the specified period.

(oo)                          “Retirement” means, with respect to a Participant, Termination of Service after having (i) completed at least five years of service with the Company and (ii) reached age fifty-five (55). For purposes of the preceding sentence, service with an Affiliate shall be considered service with the Company.

(pp)                          “Rule 16b-3” means Rule 16b-3 under the 1934 Act and any future rule or regulation amending, supplementing, or superseding such rule.

(qq)                          “Section 16 Person” means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions that involve equity securities of the Company.

(rr)                                “Service-Based Restricted Stock” means Restricted Stock with restrictions based only on the Participant’s continued service to the Company and/or an Affiliate.

(ss)                              “Shares” means the whole shares of issued and outstanding regular voting common stock, no par value, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in 4.04, or the stock of any successor to the Company that is so designated for the purposes of the Plan.

(tt)                                “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection or tandem with a related Option, that is designated as an SAR pursuant to Section 7.01.

(uu)                          “Subsidiary” means any corporation (including, without limitation, any bank, savings association, financial institution, or financial services company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(vv)                          “Tandem SAR” means an SAR that is granted in tandem with a related Option, the exercise of which requires forfeiture of the right to exercise the related Option with respect to an equal number of Shares and that is forfeited to the extent that the related Option is exercised.

(ww)                      “Termination of Service,” “Terminates Service,” or any variation thereof means a separation from service within the meaning of Code Section 409A(a)(2)(A)(i).

Section 2.02. Rules of Interpretation. The following rules shall govern in interpreting the Plan:

(a)                                 Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all Award Agreements shall be interpreted in accordance with and governed by the internal laws of the Commonwealth of Kentucky without giving effect to any choice or conflict of law provisions, principles, or rules.

(b)                                 The Plan and all Awards are intended to be exempt from or comply with the requirements of Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan and any Award Agreement or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. Except as may be expressly provided in another agreement to which the Company is bound, the Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

(c)                                  Any reference herein to a provision of law, regulation, or rule shall be deemed to include a reference to the successor of such law, regulation, or rule.

(d)                                 To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

(e)                                  If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

(f)                                   The grant of Awards and issuance of Shares hereunder shall be subject to all applicable statutes, laws, rules, and regulations and to such approvals and requirements as may be required from time to time by any governmental authority or securities exchange or market on which the Shares are then listed or traded.

(g)                                  The descriptive headings and sections of the Plan are provided for convenience of reference only and shall not serve as a basis for interpretation of the Plan.

ARTICLE III.

ADMINISTRATION

Section 3.01. The Committee. The Committee shall administer the Plan and, subject to the provisions of the Plan and applicable law, may exercise its discretion in performing its administrative duties. The Committee shall consist of not fewer than three (3) Directors, and Committee action shall require the affirmative vote of a majority of its members. The members of the Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be composed solely of Directors who are both (i) non-employee directors under Rule 16b-3 and (ii) outside directors under Code Section 162(m)(3)(C)(ii).

Section 3.02. Authority of the Committee. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and discretion to (a) select the Employees who shall participate in the Plan; (b) determine the sizes and types of Awards; (c) determine the terms and conditions of Awards in a manner consistent with the Plan; (d) construe and interpret the Plan, all Award Agreements, and any other agreements or instruments entered into under the Plan; (e) establish, amend, or waive rules and regulations for the Plan’s administration; and (f) amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent that such terms and conditions are within the discretion of the Committee, subject to the provisions of this Plan and any applicable law. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. Each Award shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Notwithstanding the preceding provisions, the Committee shall not have any authority to take any action with respect to an Award intended to constitute Performance-Based Compensation that would disqualify it from being such. Except as limited by applicable law or the Plan, the Committee may use its discretion to the maximum extent that it deems appropriate in administering the Plan.

Section 3.03. Delegation by the Committee. The Committee may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, the Committee may not delegate its authority and powers (i) with respect to grants to Section 16 Persons, (ii) in a way that would jeopardize the Plan’s satisfaction of Rule 16b-3, or (iii) with respect to grants intended to constitute Performance-Based Compensation.

Section 3.04. Decisions Binding. All determinations and decisions made by the Committee, the Board, or any delegate of the Committee pursuant to this Article shall be final, conclusive, and binding on all persons, including the Company and Participants.

ARTICLE IV.

SHARES SUBJECT TO THIS PLAN

Section 4.01. Number of Shares.

(a)                                 Subject to adjustment as provided in Section 4.04 and any limitations specified elsewhere in the Plan, the maximum number of Shares cumulatively available for issuance under the Plan pursuant to (i) the exercise of Options, (ii) the grant of Affiliated, Freestanding, and Tandem SARs, (iii) the grant of Restricted Stock, (iv) the payment of Performance Units and Performance Shares, and/or (v) the grant of Shares shall not exceed 100,000 Shares, plus any Shares covered by an award under this Plan that are forfeited or remain unpurchased or undistributed upon termination or expiration of the award (the “Aggregate Share Limit”).

(b)                                 Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the Aggregate Share Limit as of a given date shall not be reduced by any Shares relating to prior awards that have expired or have been forfeited or cancelled. If the Company pays the benefit provided by any Award granted under the Plan to the respective Participant in cash, any Shares that were covered by such Award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein:

(i)                                     if Shares are tendered or otherwise used in payment of the Exercise Price of an Option, the total number of Shares covered by the Option being exercised shall count against the Aggregate Share Limit;

(ii)                                  any Shares withheld by the Company to satisfy a tax withholding obligation shall count against the Aggregate Share Limit;

(iii)                               the number of Shares covered by a SAR, to the extent that it is exercised and settled in Shares, and whether or not Shares are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan and shall count against the Aggregate Share Limit; and

(iv)                              in the event that the Company repurchases Shares with proceeds from the exercise of an Option, those Shares will not be added to the Aggregate Share Limit.

If, under the Plan, a Participant has elected to give up the right to receive compensation in exchange for Shares based on their Fair Market Value, such Shares will not count against the Aggregate Share Limit.

(c)                                  Shares issued under the Plan may be authorized but unissued Shares, treasury Shares, reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine. Shares covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants.

(d)                                 The total number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 100,000 Shares.

Section 4.02. Restrictions on Shares. Shares issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash, or other property before (i) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded) and (ii) the completion of any registration or qualification of such shares under federal, state, local, or other law, or any ruling or regulation of any government body that the Committee determines to be necessary or advisable. The Company may cause any certificate for Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data, or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant and other person entitled to benefits hereunder are to be provided on the condition that such Participant or other person furnish full, true, and complete data, evidence, or other information, and that he or she promptly sign any document reasonably requested by the Committee. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

Section 4.03. Shareholder Rights.  Except with respect to Restricted Stock as provided in Article VIII, no person shall have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee, such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company shall have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant shall not be treated as a shareholder for any purpose before such issuance and transfer. No payment or adjustment shall be made for cash dividends or other rights for which the record date is prior to the date on which such Shares are recorded as issued and transferred in the Company’s official shareholder records (or the records of its transfer agents or registrars), except as provided herein or in an Award Agreement.

Section 4.04. Changes in Stock Subject to the Plan.  In the event of any change in the Shares by virtue of a stock dividend, stock split or consolidation, reorganization, merger, spinoff, or similar transaction, the Committee shall, as it deems appropriate, adjust (i) the aggregate number and kind of Shares available for Awards, (ii) the number and kind of Shares subject to an Award, (iii) the number of Shares available for certain Awards under the limits set forth in Article XII of this Plan and (iv) the terms of the Award to prevent the dilution of Shares or the diminution of the Awards. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Code Section 409A. In addition, for each Option or SAR with an Exercise Price greater than the consideration offered in connection with any such transaction or event or a Change in Control, the Committee may in its sole discretion elect to cancel such Option or SAR without any payment to the person holding such Option or SAR. The Committee’s determination pursuant to this Section shall be final and conclusive, provided, however, no adjustment pursuant to this Section shall (i) be made to the extent that the adjustment would cause an Award to violate the requirements under Code Section 409A or (ii) change the One Hundred Thousand Dollar ($100,000) limit on Incentive Stock Options first exercisable during a year, as set out in Section 6.01.

ARTICLE V.

ELIGIBILITY

Except as herein provided, individuals who are Employees shall be eligible to participate in the Plan and be granted Awards. The Committee may, from time to time and in its sole discretion, select the Employees to be granted Awards and determine the terms and conditions with respect thereto each Award. In making any such selection and in determining the form of an Award, the Committee may give consideration to the functions and responsibilities of the Employee and the Employee’s contributions to the Company or its Affiliates, the value of the Employee’s services (past, present, and future) to the Company or its Affiliates, and such other factors as it deems relevant.

ARTICLE VI.

STOCK OPTIONS

Section 6.01. Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to any Employee in such amounts as the Committee may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The Committee shall determine the number of Shares subject to each Option, subject to the express limitations of the Plan, including Article XII. Furthermore, no Participant may be granted Incentive Stock Options under this Plan (when combined with incentive stock options granted under any other plan of the Company or an Affiliate) that would result in Shares with an aggregate Fair Market Value (determined as of the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year. To the extent that a purported Incentive Stock Option would violate the limitation specified in the preceding sentence, the Option shall be deemed a Nonqualified Stock Option.

Section 6.02. Option Award Agreement. Each Option shall be evidenced by an Option Award Agreement that shall specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option, and such other terms and conditions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options and related Award Agreements shall comply with the requirements of Code Section 422.

Section 6.03. Exercise Price. Subject to the provisions of this Section, the Committee shall determine the Exercise Price under each Option.

(a)                                 Nonqualified Stock Options. The per-Share Exercise Price under a Nonqualified Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date.

(b)                                 Incentive Stock Options. The per-Share Exercise Price under an Incentive Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date; provided, however, if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the per-Share Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

(c)                                  Substitute Options. Notwithstanding the provisions of Subsections (a) and (b), if the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Options shall have an Exercise Price less than one hundred (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the Grant Dates. In carrying out the provisions of this Section, the Committee shall apply the principles contained in Section 4.04.

Section 6.04. Duration of Options. The Option Period with respect to each Option shall commence and expire at such times as the Committee shall provide in the Award Agreement, provided that:

(a)                                 Options shall not be exercisable more than ten years after their respective Grant Dates;

(b)                                 Incentive Stock Options granted to an Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, taking into account the attribution rules of Code Section 422(d), shall not be exercisable later than five years after their respective Grant Date(s); and

(c)                                  Subject to the limits of this Article, the Committee may, in its sole discretion, after an Option is granted, extend the option term, provided that such extension is not an extension for purposes of Code Section 409A and the guidance thereunder or, in the case of an Incentive Stock Option, a modification, extension, or renewal for purposes of Code Section 424(h).

Section 6.05. Exercisability of Options. All Options granted under this Plan shall be exercisable at such times, under such terms, and subject to such restrictions and conditions as the Committee shall determine and specify in the applicable Award Agreement. An Award Agreement for an Option may provide that such Option becomes exercisable in the event of the Participant’s death, disability or retirement or in connection with a Change in Control.

Section 6.06. Method of Exercise. Subject to the provisions of this Article and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the applicable Option Period by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable the Award Agreement, payment in full or in part may also be made by:

(a)                                 subject to any conditions or limitations established by the Committee, delivering Shares already owned by the Participant and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

(b)                                 to the extent permitted by law, the delivery of cash by a broker-dealer pursuant to a Cashless Exercise;

(c)                                  subject to any conditions or limitations established by the Committee, the Company’s withholding of Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price pursuant to a net exercise arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the shares so withheld will not be treated as issued and acquired by the Company upon such exercise);

(d)                                 a combination of the foregoing; or

(e)                                  to the extent permitted by law, in any other manner then permitted by the Committee.

No Shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

Section 6.07. Restrictions on Share Transferability. In addition to the restrictions imposed by Section 16.09 of the Plan, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

Section 6.08. Prohibition on Repricing of Stock Options. Except as permitted under Section 4.04 of the Plan, the terms of any outstanding Option may not be amended without shareholder approval to reduce the Exercise Price of such outstanding Option or to cancel such outstanding Option in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original Option.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

Section 7.01. Grant of SARs. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof to any Employee in such amounts as the Committee, in its sole discretion, shall determine. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the Exercise Price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and the Exercise Price of a Tandem SAR or an Affiliated SAR shall be equal to the Exercise Price of the Option to which such SAR relates. The number of Shares to which an SAR relates as well as the Exercise Price for an SAR shall be subject to adjustment pursuant to Section 4.04.

Section 7.02. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The following requirements shall apply to all Tandem SARs: (i) the Tandem SAR shall expire not later than the date on which the related Option expires; (ii) the value of the payout with respect to the Tandem SAR shall be no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Option and one hundred percent (100%) of the Fair Market Value of the Shares subject to the related Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Option to which the Tandem SAR relates exceeds the Exercise Price of such Option.

Section 7.03. Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the Option to which the Affiliated SAR relates. Such deemed exercise of an Affiliated SAR shall not reduce the number of Shares subject to the related Option.

Section 7.04. Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement. An Award Agreement for a Freestanding SAR may provide that such Freestanding SAR becomes exercisable in the event of the Participant’s death, disability or retirement or in connection with a Change in Control.

Section 7.05. SAR Award Agreement. Each SAR shall be evidenced by an Award Agreement that specifies the exercise price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement shall also specify whether the SAR is an Affiliated SAR, Freestanding SAR, Tandem SAR, or a combination thereof.

Section 7.06. Expiration of SARs. Each SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 6.04 also shall apply to Affiliated and Tandem SARs.

Section 7.07. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                                 the positive difference between the Fair Market Value of a Share on the date of exercise and the Exercise Price; by

(b)                                 the number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, such payment may be in cash, in Shares that have a Fair Market Value equal to the cash payment calculated under this Section, or in a combination of cash and Shares.

Section 7.08. Termination of SAR. An Affiliated SAR or Tandem SAR shall terminate at such time as the Option to which such SAR relates terminates. A Freestanding SAR shall terminate at the time provided in the applicable Award Agreement, and under no circumstances more than 10 years from the Grant Date.

Section 7.09. Prohibition on Repricing SARs. Except as permitted under Section 4.04 of the Plan, the terms of any outstanding SAR may not be amended without shareholder approval to reduce the Exercise Price of such outstanding SAR or to cancel such outstanding SAR in exchange for cash, other Awards, or an Option or SAR with an exercise price that is less than the Exercise Price of the original SAR.

ARTICLE VIII.

RESTRICTED STOCK

Section 8.01. Grants of Restricted Stock. Subject to the terms and provisions of the Plan, including Article XII, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Employee in such amounts as the Committee, in its sole discretion, shall determine.

Section 8.02. Restricted Stock Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement, which shall specify the Period of Restriction, the number of Shares granted, and the terms and conditions of the Award. The Committee may, in its discretion, set Performance Targets in an Award Agreement for Restricted Stock that must be satisfied for the restrictions on some or all of the Shares to be released at the end of the Period of Restriction.

Section 8.03. Restrictions on Transferability. Except as provided in Section 16.09 or this Article, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

Section 8.04. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Article.

(a)                                 General Restrictions. The Committee may impose restrictions on Restricted Stock based upon any one or more of the following criteria:  (i) the achievement of specific Performance Targets; (ii) vesting based on period of service with the Company and any of its Subsidiaries;; (iii) applicable federal or state securities laws; or (iv) any other basis determined by the Committee, in its sole discretion.

(b)                                 Section 162(m) Performance Restrictions. Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Restricted Stock as Performance-Based Compensation, if applicable, the Committee shall establish restrictions based upon the achievement of pre-established Performance Targets. If the Committee intends for any Share of Restricted Stock to qualify as Performance-Based Compensation, the specific Performance Targets that must be satisfied for the Period of Restriction to lapse or terminate shall be established by the Committee on or before the latest date permissible to enable the Restricted Stock to so qualify. In granting Restricted Stock that is intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

(c)                                  Legend on Certificates. The Committee, in its sole discretion, may require the placement of a legend on certificates representing Shares of Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

THE SALE, PLEDGE, OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER FEDERAL AND STATE SECURITIES LAWS AND UNDER THE CITIZENS FIRST CORPORATION 2015 INCENTIVE COMPENSATION PLAN, AS SET FORTH IN AN AWARD AGREEMENT EXECUTED THEREUNDER. A COPY OF SUCH PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF CITIZENS FIRST CORPORATION.

Section 8.05. Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction lapses, Shares of Restricted Stock covered by an Award shall be subject to release to the Participant. For Awards of Restricted Stock for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be released shall be determined as a function of the extent to which the applicable Performance Targets have been achieved and to the extent that the Shares are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and Code Section 162(m) and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the Participant’s death, disability or retirement or in connection with a Change in Control.

Section 8.06. Dividends. Any grant of Shares of Restricted Stock may require that any or all dividends or other distributions paid thereon during the applicable Period of Restriction be either paid currently or automatically deferred and reinvested in additional Shares of Restricted Stock, which may be subject to the same restrictions as the underlying Award; provided, however, that dividends or other distributions on Shares of Restricted Stock with restrictions that lapse as a result of the achievement of Performance Targets will be deferred until and paid contingent upon the achievement of the applicable Performance Targets.

Section 8.07. Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

Section 8.08. Return of Restricted Stock to Company. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction shall revert to the Company and thereafter shall be available for the grant of new Awards.

ARTICLE IX.

RESTRICTED STOCK UNITS

Section 9.01. Grants of Restricted Stock Units. Subject to the terms and provisions of the Plan, including Article XII, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Employee in such amounts as the Committee, in its sole discretion, shall determine.

Section 9.02. Restricted Stock Unit Award Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement, which shall specify the Period of Restriction, the number of Restricted Stock Units (including the number of Shares or cash to be delivered or paid upon the lapse of restrictions), and the terms and conditions of the Award. The Committee may, in its discretion, set Performance Targets in an Award Agreement for Restricted Stock Units that must be satisfied for the restrictions on some or all of the Shares to be delivered or cash to be paid at the end of the Period of Restriction.

Section 9.03. Restrictions on Transferability. Except as provided in Section 16.09 or this Article, Restricted Stock Units may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise.

Section 9.04. Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Restricted Stock Units as it may deem advisable or appropriate in accordance with this Article.

(a)                                 General Restrictions. The Committee may impose restrictions on Restricted Stock Units based upon any one or more of the following criteria: (i) the achievement of specific Performance Targets; (ii) vesting based on period of service with the Company and any of its Subsidiaries; (iii) applicable federal or state securities laws; or (iv) any other basis determined by the Committee, in its sole discretion.

(b)                                 Section 162(m) Performance Restrictions. Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Restricted Stock Units as Performance-Based Compensation, if applicable, the Committee shall establish restrictions based upon the achievement of pre-established Performance Targets. If the Committee intends for any Restricted Stock Unit to qualify as Performance-Based Compensation, the specific Performance Targets that must be satisfied for the Period of Restriction to lapse or terminate shall be established by the Committee on or before the latest date permissible to enable the Restricted Stock Unit to so qualify. In granting Restricted Stock Units that are intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

Section 9.05. Removal of Restrictions. Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction lapses, Restricted Stock Units covered by an Award shall be subject to release to the Participant. For Awards of Restricted Stock Units for which the restrictions are based on the achievement of Performance Targets, the number of Shares to be delivered (or cash to be paid) shall be determined as a function of the extent to which the applicable Performance Targets have been achieved and to the extent that the Restricted Stock Units are not earned, they shall be forfeited. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and Code Section 162(m) and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Restricted Stock Units may provide for the earlier termination of restrictions on such Restricted Stock Units in the event of the Participant’s death, disability or retirement or in connection with a Change in Control.

Section 9.06. Dividends Equivalents. The Committee may, at the Grant Date of Restricted Stock Units, provide for the payment of dividend equivalents to the Participant either in cash or in additional Shares on current, deferred or contingent basis; provided, however, that dividends or other distributions on Restricted Stock Units with restrictions that lapse as a result of the achievement of Performance Targets will be deferred until and paid contingent upon the achievement of the applicable Performance Targets.

Section 9.07. Ownership. During the Period of Restriction, the Participant will have no rights of ownership in the Shares subject to the Restricted Stock Units and shall have no right to vote such Shares.

Section 9.08. Cancellation of Restricted Stock Units. On the date set forth in the applicable Award Agreement, all Restricted Stock Units that have not been earned or vested shall be forfeited and thereafter the Shares subject to such forfeited Restricted Stock Units shall be available for the grant of new Awards.

ARTICLE X.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Section 10.01. Grant of Performance Units/Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to any Employee in such amounts as the Committee, in its sole discretion, shall determine. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, subject to the express limitations of the Plan, including Article XII.

Section 10.02. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

Section 10.03. Performance Objectives and Other Terms. The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid to the Participant. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the number of Performance Units or Performance Shares, the Performance Period, the performance objectives, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

(a)                                 General Performance Objectives. The Committee may set performance objectives based upon (i) the achievement of Performance Targets, (ii) applicable Federal or state securities laws, or (iii) any other basis determined by the Committee in its sole discretion.

(b)                                 Section 162(m) Performance Objectives. Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Performance Units or Performance Shares to Covered Employees as Performance-Based Compensation, if applicable, the Committee shall establish the specific Performance Targets applicable to Performance Units or Performance Shares. If the Committee intends for any Performance Unit or Performance Share to qualify as Performance-Based Compensation, the Performance Targets for any such Award shall be set by the Committee on or before the latest date permissible to enable the Performance Unit or Performance Share, as the case may be, to so qualify. In granting Performance Units or Performance Shares to Covered Employees that are intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

Section 10.04. Earning of Performance Units/Shares. After the applicable Period of Restriction has ended, the holder of Performance Units or Performance Shares shall be entitled to receive those Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Targets have been achieved. Notwithstanding any provision in the Plan to the contrary, to the extent permitted under Code Section 409A and Code Section 162(m) and the regulations thereunder without resulting in adverse tax consequences, any Award Agreement for Performance Shares or Performance Units may provide for the earlier lapse of restrictions or other modifications in the event of the Participant’s death, disability or retirement or in connection with a Change in Control.

Section 10.05. Form and Timing of Payment of Performance Units/Shares. Each Award Agreement for Performance Shares or Performance Units will specify the time and manner of payment for any such Performance Shares or Performance Units that have been earned. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period), or a combination thereof.

Section 10.06. Dividend Equivalents. The Committee may, at the Grant Date of Performance Shares, provide for the payment of dividend equivalents to the Participant either in cash or in additional Shares on a contingent basis, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

Section 10.07. Cancellation of Performance Units/Shares. On the date set forth in the applicable Award Agreement, all Performance Units or Performance Shares that have not been earned or vested shall be forfeited and thereafter shall be available for the grant of new Awards.

ARTICLE XI.

SHARE GRANTS

Subject to the provisions of the Plan, including Article XII, the Committee may make an Award of Shares to any Employee in such amount as the Committee, in its sole discretion, may determine. A grant pursuant to this Section may be evidenced by an Award Agreement or such other document as the Committee, in its sole discretion, determines to be appropriate; provided, however, the Shares shall be freely transferable, and the Committee shall not impose Performance Targets, a Period of Restriction, or any other conditions, restrictions, or risks of forfeiture on the Award. Awards of shares pursuant to this Section shall be subject to the withholding requirements of Article XIV.

ARTICLE XII.

LIMITS ON AWARDS

Notwithstanding any other provision of this Plan to the contrary, the Committee may not grant Awards of Options, SARs, Shares of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or any grant of Shares pursuant to Article XI that are intended to qualify as Performance-Based Compensation under Code Section 162(m) to any Participant under this Plan during any three-year calendar year period that would result in more than 100,000 Shares being issued to such Participant.  The limitations of this Section shall be subject to adjustment as provided in Section 4.04.

ARTICLE XIII.

AMENDMENT, TERMINATION, AND DURATION

Section 13.01. Amendment, Suspension, or Termination.

(a)                                 The Board may supplement, amend, alter, or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, except that any supplement, amendment, alteration, or discontinuation may be made to (i) avoid a material charge or expense to the Company or an Affiliate, (ii) cause this Plan to comply with applicable law, or (iii) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, or discontinue this Plan without the approval of the Company’s shareholders so long as any such amendment or alteration does not (i) expand the types of awards eligible for grants or materially increase benefits accruing to Participants under the Plan; (ii) materially increase the number of Shares subject to the Plan (other than pursuant to Section 4.04); (iii) materially increase the maximum number of Options, SARs, Shares of Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, or Shares that the Committee may award to an individual Participant under the Plan (other than pursuant to Section 4.04); (iv) materially expand the classes of persons eligible or modify the requirements for participation in the Plan; (v) delete or materially limit Sections 6.08 and 7.09 of the Plan (prohibiting the repricing of Options or SARs); or (vi) otherwise require approval by the shareholders of the Company in order to comply with applicable law, the terms of a written agreement or the rules of the principal national securities exchange upon which the Shares are traded or quoted. The Committee may supplement, amend, alter, or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section, subject to any approval or limitations the Board may impose.

(b)                                 If permitted by Code Section 409A and Code Section 162(m), and the regulations thereunder, without resulting in any adverse tax consequences, but subject to Section 13.01(c), in case of termination of employment by reason of death, disability or retirement of a Participant, or in the case of a Change in Control, an unforeseeable emergency or other special circumstances, the Committee may, in its sole discretion, accelerate the exercisability of an Option or SAR, accelerate the time at which any restrictions shall lapse or remove any restrictions with respect to Shares of Restricted Stock and Restricted Stock Units, and reduce or waive any Performance Targets or related business criteria applicable to Performance Shares or Performance Units.

(c)                                  Subject to Sections 6.08 and 7.09 of the Plan (prohibiting the repricing of Options or SARs), the Committee may amend the terms of any Award granted under this Plan prospectively or retroactively, except in the case of an Award intended to qualify as Performance-Based Compensation (other than in connection with the Participant’s death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Targets or the level or levels of achievement with respect to such Award. Except as provided in Section 4.04 of the Plan, no amendment of an Award shall impair the rights of the Participant without his or her consent.

Section 13.02. Duration of The Plan and Shareholder Approval. The Plan shall become effective on the Effective Date and shall terminate automatically ten years thereafter, unless terminated pursuant to its terms before that time. Notwithstanding the preceding sentence, termination of the Plan shall not affect any Award granted before the date of termination, unless expressly provided in the applicable Award Agreement or a duly adopted Plan amendment.

ARTICLE XIV.

TAX WITHHOLDING

Section 14.01. Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state, and local income and employment taxes required to be withheld with respect to the payment or exercise of such Award.

Section 14.02. Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options), or (i) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld; provided, however, that any shares delivered to the Company shall satisfy the ownership requirements specified in Section 6.06(a). In no event will the Fair Market Value of the Shares withheld and delivered to satisfy applicable withholding taxes in connection with the benefit provided under the Plan exceed the minimum amount of taxes required to be withheld.  The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

ARTICLE XV.

CHANGE IN CONTROL

For purposes of the Plan, a “Change in Control” shall mean that the conditions or events set forth in any one or more of the following subsections shall have occurred:

(a)                                 the acquisition by any person (within the meaning of Section 13(d) of the Exchange Act), other than the Company, a subsidiary, and any employee benefit plan of the Company or a subsidiary, of twenty-five percent (25%) or more of the combined voting power entitled to vote generally in the election of the directors of the Company’s then outstanding voting securities;

(b)                                 the persons who were serving as the members of the Board of Directors immediately prior to the commencement of a proxy contest relating to the election of directors or a tender or exchange offer for voting securities of the Company (“Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors (or the board of directors of any successor to the Company) at any time within one year of the election of directors as a result of such contest or the purchase or exchange of voting securities of the Company pursuant to such offer, provided that any director elected to the Board of Directors, or nominated for election, by a majority of the Incumbent Directors then still in office and whose nomination or election was not made at the request or direction of the person(s) initiating such contest or making such offer shall be deemed to be an Incumbent Director for purposes of this Subsection (b);

(c)                                  consummation of a merger, reorganization, or consolidation of the Company, as a result of which persons who were shareholders of the Company immediately prior to such merger, reorganization, or consolidation do not, immediately thereafter, own, directly or indirectly and in substantially the same proportions as their ownership of the stock of the Company immediately prior to the merger, reorganization, or consolidation, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of (i) the merged, reorganized, or consolidated company or (ii) an entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the company described in clause (i);

(d)                                 a sale, transfer, or other disposition of all or substantially all of the assets of the Company, which is consummated and immediately following which the persons who were shareholders of the Company immediately prior to such sale, transfer, or disposition, do not own, directly or indirectly and in substantially the same proportions as their ownership of the stock of the Company immediately prior to the sale, transfer, or disposition, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of (i) the entity or entities to which such assets are sold or transferred or (ii) an entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the entities described in clause (i); or

(e)                                  the shareholders of the Company approve a liquidation of the Company.

ARTICLE XVI.

MISCELLANEOUS

Section 16.01. Mistake of Fact. Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

Section 16.02. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

Section 16.03. Notices. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 1065 Ashley Street, Suite 150, Bowling Green, Kentucky 42103.

Section 16.04. No Effect on Employment or Service. Neither the Plan, the grant of an Award, or the execution of an Award Agreement shall confer upon any Participant any right to continued employment by the Company or an Affiliate or interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without Cause. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the Participant and the Company or Affiliate, as the case may be. If there is any conflict between the provisions of the Plan and an employment or severance agreement between a Participant and the Company or an Affiliate, the provisions of such employment or severance agreement shall control, including, but not limited to, the vesting and forfeiture of any Awards.

Section 16.05. No Company Obligation. Unless required by applicable law, the Company, an Affiliate, the Board of Directors, and the Committee shall not have any duty or obligation to disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution of an Award.

Section 16.06. Participation. No Employee shall have the right to be selected to receive an Award, or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has accrued under the express terms of the Plan.

Section 16.07. Liability and Indemnification. No member of the Board, the Committee, or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision, or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under the Plan and the payment and exercise thereof. Each person who is or shall have been a member of the Committee or the Board or served as an officer of the Company or any of its Subsidiaries shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense (including, but not limited to, attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at the Company’s expense, to handle and defend such claim, action, suit, or proceeding before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 16.08. Successors. All obligations of the Company hereunder with respect to Awards shall be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company shall not, and shall not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions that would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company hereunder.

Section 16.09. Nontransferability of Awards. Except as provided in Subsection (a) or (b), no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award shall be subject to execution, attachment, or similar process. In no event may any Award be transferred for value. Any attempted or purported transfer of an Award in contravention of the Plan or an Award Agreement shall be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant shall be exercisable during his or her lifetime only by the Participant.

(a)                                 Limited Transfers of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to: (i) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (Immediate Family

Members), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, Eligible Transferees); provided, however, that, if the Committee permits the transfer of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted shall not be transferable pursuant to this Subsection.

(b)                                 Exercise by Eligible Transferees. If the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant’s estate, shall remain liable for all federal, state, local, and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

Section 16.10. No Rights as Shareholder. Except as expressly provided in Article VIII, no Participant (or any Beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

Section 16.11. Funding. Benefits payable under this Plan to any person shall be paid by the Company from its general assets. Shares to be distributed hereunder shall be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates shall be required to segregate on their books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company or any of its Affiliates may, however, in their sole discretion, set funds aside in investments to meet any anticipated obligations under this Plan. Any such action or set-aside shall not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

Section 16.12. Compliance with Code Section 409A.

(a)                                 To the extent applicable, it is intended that the Plan and any grants made hereunder comply with (or be exempt from) the provisions of Code Section 409A, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Code Section 409A will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)                                 Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c)                                  If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (i) the Participant is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

(d)                                 Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Code Section 409A), and neither the Company nor any of its affiliates will have any obligation to provide the Participant with any tax gross-up or indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

Section 16.13. Recoupment. The Plan will be administered in compliance with Section 10D of the Act, any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded, and any Company policy adopted pursuant to such law, rules, or regulations.  In its discretion, moreover, the Committee may require repayment to the Company of all or any portion of any Award if the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement of the Company’s financial statements, the Participant engaged in misconduct that caused or contributed to the need for the restatement of the financial statements, and the amount payable to the Participant would have been lower than the amount actually paid to the Participant had the financial results been properly reported. This Section 16.13 will not be the Company’s exclusive remedy with respect to such matters.

Section 16.14. Use of Proceeds. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

CITIZENS FIRST CORPORATION

By:	/s/Todd Kanipe
Todd Kanipe, President and
Chief Executive Officer

Appendix II

CITIZENS FIRST CORPORATION

AUDIT COMMITTEE CHARTER

1.                                      PURPOSE

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:  (i) the Company’s systems of internal controls regarding finance, accounting, and ethical behavior; (ii) the Company’s auditing, accounting and financial reporting processes generally; (iii) the integrity of the Company’s financial statements and other financial information provided by the Company to its shareholders, the public and others; (iv) compliance with legal and regulatory requirements; and (v) the performance of the Company’s independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company’s policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

2.                                      ORGANIZATION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and any other regulatory requirements.  The Board will determine whether at least one member of the Audit Committee qualifies as an “audit committee financial expert” in compliance with the criteria established by the SEC.  The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC.

Committee members shall be elected by the Board annually. Members shall serve until their successors shall be duly elected. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

3.                                      MEETINGS

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its responsibility to foster open communications, the Committee shall be given the opportunity to meet in separate executive sessions during each of its four regularly scheduled meetings with management and the Company’s independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

4.                                      RESPONSIBILITIES AND DUTIES

AII-1

In recognition of the fact that the Company’s independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

A.                                    With respect to the independent auditors:

[1] Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

[2] Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith, to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

[3] Review the performance of the Company’s independent auditors on at least an annual basis and remove the independent auditor if circumstances warrant.

[4] On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors’ independence.

[5] At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

[6] Review the independent auditor’s attestation, to the extent an ICFR attestation report is required by the auditor, and report on management’s internal control report, from the time that such reports are prepared and hold timely discussions with the independent auditor regarding the following:

•                                          All critical accounting policies and practices;

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•                                          All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

•                                          Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

[7] Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

[8] Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors for each fiscal year.

B.                                    With respect to the financial statements:

[1] Review and discuss with management and the independent auditors the Company’s quarterly financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements) prior to submission to shareholders, any governmental body, any stock exchange or the public.

[2] Review and discuss with management and the independent auditors the Company’s annual audited financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

[3] Discuss with the independent auditors the matters required to be discussed by Auditing Standard No. 16, relating to the conduct of the audit.

[4] Recommend to the Board of Directors, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

[5] Prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

C.                                    Periodic and Annual Reviews:

[1] Periodically review separately with each of management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management’s response to each.

[2] Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

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[3] Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditors or management and review with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

[4] Review with management, the independent auditors, and the Company’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

[5] Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company’s financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

D.                                    Discussions With Management:

[1] Unless reviewed by the full Board, review and discuss with management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

[2] Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

[3] Inquire about the application of the Company’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences that may have a material impact on the financial statements of the Company.

[4] Review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

[5] Obtain explanations from management for unusual variances in the Company’s annual financial statements from year to year, and review annually the independent auditors’ letter of the recommendations to management and management’s response.

E.                                     With respect to internal controls:

[1] In consultation with the independent auditors, review the integrity of the Company’s financial reporting process (both internal and external) and the adequacy of the Company’s internal control structure and system, and the procedures designed to ensure compliance with laws and regulations.

[2] Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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[3] Receive and review any disclosure from the Company’s CEO or CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of : (a) all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial date; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

F.                                      Other:

[1] Review and approve all related-party transactions that have not been previously renewed by the Board of Directors.

[2] Unless performed by the full Board, establish, review and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code.  Review and approve (i) any change or waiver in the Company’s code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

[3] Establish the policy for the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.

[4] Review any management decision to seek a second opinion from independent auditors other than the Company’s regular independent auditors with respect to any significant accounting issue.

[5] Review with management and the independent auditors the sufficiency and quality of the financial and accounting personnel of the Company.

[6] Review and discuss updates from the Risk Management Committee.

[7] Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

[8] Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

5.                                      Resources.

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee as deemed appropriate to perform its duties and responsibilities.  The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

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Appendix III

CITIZENS FIRST CORPORATION

COMPENSATION COMMITTEE CHARTER

1. PURPOSE

The purpose of the Compensation Committee is to carry out the Board of Directors’ overall responsibility relating to executive compensation and executive succession planning, and oversight of key risk areas associated with compensation, benefits and human resource planning.  The Compensation Committee shall ensure the Company’s compensation policies and practices are in furtherance with the need to recruit, develop, and retain the highest caliber talent in order to achieve the Company’s business plans and optimize long-term financial returns.

2. COMPOSITION

The Compensation Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as defined by the listing standards of The Nasdaq Stock Market, and one of whom shall be its Chairperson. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code.  The Chief Executive Officer (CEO) shall serve as an ex officio member of the Committee.  The Committee and its Chairperson shall be appointed annually by a majority of the Board of Directors and may be removed by the Board in its discretion.  The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

3. MEETINGS

The Compensation Committee shall meet at least twice annually, at times and places decided by the Committee Chairperson.

4. RESPONSIBILITIES AND DUTIES

The Compensation Committee shall have the following authority and responsibilities:

A. Annually review and approve an executive compensation strategy to ensure that the CEO and other principal officers are compensated in a manner consistent with the Company’s philosophy that compensation should be commensurate with performance, together with the objectives of the Company, competitive practices, internal equity considerations, and the requirements of appropriate regulatory bodies.

B.  Ensure that equity-related long-term incentive plans for management are designed and administered in a manner consistent with the Company’s commitment to building long-term shareholder value and compensation strategy. The Compensation Committee shall recommend to the full Board any plan changes including performance goals, vesting requirements, awards and dilution considerations. The Compensation Committee shall also have the authority to administer the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable

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to each award, or grant, subject to the provisions of each plan.  In reviewing and making recommendations regarding incentive compensation plans and equity based plans, including whether to adopt, amend or terminate any such plans, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act.

C. Together with the full Board, annually review and establish the corporate goals and objectives for the CEO, and annually review the CEO’s performance in light of those established goals and objectives. Based on this review, the Compensation Committee shall have the sole authority to determine the CEO’s compensation, including salary and annual incentive bonus and long-term equity compensation, if any. In determining any long-term incentive component of CEO compensation, the Committee may consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years. In evaluating and determining CEO compensation, the Compensation Committee shall consider the results of the most recent Say on Pay Vote.  The CEO cannot be present during any voting or deliberations by the Committee on his or her compensation.

D. Together with the CEO and the full Board, annually review and establish the corporate goals and objectives for the Company’s non-CEO executive management.  With the CEO, annually review the performance of the members of the Company’s non-CEO executive management based on those established goals and objectives, and, upon recommendation of the CEO regarding the performance of the non-CEO executive management, review and approve the compensation for those executives. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote.

E. To review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

F.  To review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement.

G.  Discuss, evaluate and review at least every six months the terms of all employee compensation plans and identify and eliminate features that encourage manipulation of reported earnings to enhance the compensation of the employee.

H. Advise the CEO in matters relating to executive management succession; and oversee executive development initiatives.

I. If required, prepare a report each year concerning its performance of duties authorized by this Charter for inclusion in the Company’s proxy statement.

J. Conduct evaluations of the Committee’s performance in fulfilling its duties and responsibilities under this Charter.

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K. Review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

L. The Compensation Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant. The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors. The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

The compensation consultant(s), outside counsel and any other advisors retained by, or providing advice to, the Committee shall be independent as determined in the discretion of the Committee after considering the factors specified in Rule 10C-1 of the Exchange Act. The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors and that is generally available to all salaried employees or providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice. The Committee shall evaluate whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K.

March 30, 2015

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Form of Proxy Card

CITIZENS FIRST CORPORATION

Proxy for Annual Meeting of Shareholders on May  20, 2015

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Dawn Forbes and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2015 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Warren County Public Library, Bob Kirby Branch, 175 Iron Skillet Court, Bowling Green, Kentucky on Wednesday, May 20, 2015 at 10:00 a.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The notice of annual meeting, proxy statement, and annual report are available at http://www.astproxyportal.com/ast/19059/

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES FOR DIRECTOR IN ITEM 1 AND “FOR” PROPOSALS 2 THROUGH 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

1.  Election of Directors:

NOMINEES:
☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ James R. Hilliard
☐ FOR ALL EXCEPT (See instructions below)	☐ M. Todd Kanipe
☐ Kevin Vance

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: •

2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

☐ FOR                      ☐ AGAINST                    ☐ ABSTAIN

3.  ADVISORY VOTE ON EXECUTIVE COMPENSATION.  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.

☐ FOR                      ☐ AGAINST                    ☐ ABSTAIN

4.  2015 INCENTIVE COMPENSATION PLAN.  To approve the Citizens First Corporation 2015 Incentive Compensation Plan.

☐ FOR                      ☐ AGAINST                    ☐ ABSTAIN

When properly executed, this proxy will be voted in the manner specified above by the shareholder.  To the extent contrary specifications are not given, this proxy will be voted for the nominees listed in Item 1and for approval of proposals 2, 3 and 4.  Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

SIGNATURE	DATE	SIGNATURE	DATE

Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, trustee, guardian or other fiduciary, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

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